As filed with the Securities and Exchange Commission on April 27, 2007

Registration No. 33-87874

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT
  UNDER
  THE SECURITIES ACT OF 1933  ☒

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 19  ☒

  AND/OR

  REGISTRATION STATEMENT

  UNDER

  THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 24

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

320 Park Avenue New York, New York 10022

(Address of Registrant's Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 224-1893

John R. Greed, Chairman, President and Chief Executive Officer
Mutual of America Institutional Funds, Inc.
320 Park Avenue
New York, New York 10022-6839

(Name and address of agent for service)

Copy to:

Thomas L. Martin
Senior Vice President and Secretary
Mutual of America Institutional Funds, Inc.
320 Park Avenue
New York, New York 10022-6839

Approximate date of proposed public offering:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☐  immediately upon filing pursuant to paragraph (b).

☒  on May 1, 2007 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐  on (date) pursuant to paragraph (a)(1) of Rule 485.

☐  75 days after filing pursuant to paragraph (a)(2).

☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Cross-Reference Sheet

Caption in Form N-1A	Caption or Location in Prospectus
PART A

1. Front and Back Cover Pages	Front and Back Covers

2. Risk/Return Summary: Investments, Risks, and Performance	Summary of How Our Funds Invest

3. Risk/Return Summary: Fee Table	Summary of How Our Funds Invest—Annual Fees and Expenses

4. Investment Objectives, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings	Details about How Our Funds Invest and Related Risks

5. Management, Organization, and Capital Structure	Management of the Funds

6. Shareholder Information	Information on Fund Shares

7. Distribution Arrangements	Information on Fund Shares

8. Financial Highlights Information	Financial Highlights

PART B	Caption or Location in Statement of Additional Information
9. Cover Page and Table of Contents	Cover

10. Fund History	Investment Company's Form of Operations

11. Description of the Fund and Its Investments and Risks	Investment Strategies and Related Risks; Fundamental Investment Restrictions; Non-Fundamental Investment Policies; Description of Corporate Bond Ratings; Use of Standard & Poor's Indexes

12. Management of the Fund	Management of the Investment Company

13. Control Persons and Principal Holders of Securities	Investment Company's Form of Operations

14. Investment Advisory and Other Services	Investment Advisory Arrangements; Administrative Arrangements; Independent Registered Public Accounting Firm; Custodian

15. Portfolio Managers	Investment Advisory Arrangements

16. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

17. Capital Stock and Other Securities	Investment Company's Form of Operations

18. Purchase, Redemption, and Pricing of Shares	Purchase, Redemption and Pricing of Shares

19. Taxation of the Fund	Taxation of the Investment Company

20. Underwriters	Distribution of Fund Shares

21. Calculation of Performance Data	Yield and Performance Information

22. Financial Statements	Not Applicable (Included in Annual Report)

Caption in Form N-1A and in Part C of Registration Statement
PART C

23. Exhibits

24. Persons Controlled by or Under Common Control with the Fund

25. Indemnification

26. Business and Other Connections of the Investment Adviser

27. Principal Underwriters

28. Location of Accounts and Records

29. Management Services

30. Undertakings

  Prospectus  of

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

EQUITY INDEX FUND

ALL AMERICA FUND

MID-CAP EQUITY INDEX FUND

AGGRESSIVE EQUITY FUND

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

BOND FUND

MONEY MARKET FUND

Institutional
Funds

May 1, 2007

Distributed by:

MUTUAL OF AMERICA
SECURITIES CORPORATION

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839  1-800-914-8716
  www.institutionalfunds.com

Mutual of America Institutional Funds, Inc. ("Investment Company") is a mutual fund. It has these eight Funds:

• Equity Index Fund • All America Fund • Mid-Cap Equity Index Fund • Aggressive Equity Fund • Small Cap Value Fund • Small Cap Growth Fund • Bond Fund • Money Market Fund

Institutional investors, such as endowments, foundations and other not-for-profit organizations, pension and profit sharing plans, employee benefit trusts, corporations, and municipalities and other public entities, may purchase shares of the Funds. The initial investment must be at least $25,000, and each subsequent investment must be at least $5,000, subject to waiver in the discretion of the Investment Company.

There is no sales charge for the purchase or sale of Fund shares. An investor must send the payment price for shares purchased, and will receive redemption proceeds for shares sold, by wire transfer of Federal Funds.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2007

SUMMARY OF HOW OUR FUNDS INVEST

Each Fund of Mutual of America Institutional Funds, Inc. (the Investment Company, sometimes referred to as "we" or "us") has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the returns of the Funds and the risks of investing in each Fund. Each Fund's investment objective is non-fundamental which means that it may be changed by the Investment Company's Board of Directors without shareholder approval. Shareholders will be given notice of any change to a Fund's investment objective.

A Fund may not achieve its objective. An investment in any of the Funds could decline in value. You could lose money by investing in any of the Funds.

Below is a summary of the Funds' investment objectives, principal investment strategies, and principal risks of investing in the Funds.

Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index").

Strategy. The Fund invests substantially in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund's assets are invested in securities included in the S&P 500® Index.

•  Securities in the S&P 500® Index generally are issued by companies with large market capitalizations (see definition below).

•  Securities are included in the S&P 500® Index based on industry weightings and the issuers' leading positions in those industries.

Risks. An investment in the Equity Index Fund is subject to market risk, futures risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Securities issued by companies with large market capitalizations have more liquidity and generally have less price volatility than securities of companies with smaller market capitalizations.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

All America Fund

Objective. The Fund attempts to outperform the S&P 500® Index, by investing in a diversified portfolio of primarily common stocks issued by U.S. companies.

Strategy. A portion of the Fund's assets is indexed and a portion is actively managed.

•  Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks.

•  Approximately 40% of the Fund's assets are actively managed by Mutual of America Capital Management Corporation (" the Adviser") with approximately 20% of the Fund's assets invested in large-cap stocks, approximately 10% of the Fund's assets invested in small- and mid-cap growth stocks and approximately 10% in small- and mid-cap value stocks.

•  Under normal circumstances, at least 80% of the Fund's assets will be invested in securities of U.S. companies. The Fund may invest in American Depositary Receipts ("ADRs"), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers.

Risks. An investment in the All America Fund is subject to market risk, futures risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Approximately 20% of the All America Fund's assets are invested in small- and mid-cap growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk and less liquidity than the portion invested in mid- and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange. In addition, value stocks may not be outperforming growth stocks at a given time or times and vice versa, which will result in lower performance during those periods of time to the extent that the Fund holds stocks of the style that is out of favor. See "Value and Growth Stocks". ADRs are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Mid-Cap Equity Index Fund

Objective. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400® Index.

Strategy. The Fund invests substantially in the 400 common stocks included in the S&P MidCap 400 Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund purchases futures contracts on the S&P MidCap 400® Index to invest cash prior to the purchase of common stocks.

•  At least 80% of the Fund's assets are invested in securities included in the S&P MidCap 400® Index.

•  Stocks included in the S&P MidCap 400® Index are issued by companies with mid-sized market capitalizations (see definition on page 2).

•  The average weighted market capitalization of companies in the Index is around $3.8 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.

Risks. An investment in the Mid-Cap Equity Index Fund is subject to market risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. Securities issued by companies with mid-sized market capitalizations generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Value and Growth Stocks

Value Stocks are stocks considered to be undervalued in the marketplace, taking into account the issuer's assets, earnings or growth potential.. Growth Stocks are stocks considered to possess above average growth potential. Value stocks generally have above average dividends with prices that are considered low as compared with standard measures such as earnings and book value. Growth stocks generally have low dividends and higher prices relative to the standard measures. There are times when growth stocks outperform value stocks and when value stocks outperform growth stocks. A risk of choosing either style is that it will not continue to outperform the other style.

Market Capitalizations of Equity Issuers

Market capitalization refers to the aggregate market value of the equity securities that a company has issued. With respect to the Equity Index Fund and Mid-Cap Equity Index Fund, and the policies of the Small Cap Value Fund and Small Cap Growth Fund to invest at least 80% of their total assets in the type of securities suggested by its name, each Fund relies on the market capitalization ranges in its benchmark index at the time of purchase to define the range of market cap securities in which it will invest. See "Details about How Our Funds Invest" for current details about the market capitalizations of companies included in each Fund's benchmark index. The market capitalization ranges of companies included in each Index may vary from time to time. At December 31, 2006, the S&P 500® Index included large-cap companies with market capitalizations from $1.41 billion up to $446.94 billion; the S&P MidCap 400® Index included mid-cap companies with market capitalizations from $.50 billion up to $10.62 billion; and the Russell 2000® Index included small-cap companies with market capitalizations up to $3.05 billion. "S&P 500®" and "S&P MidCap 400®" are registered trademarks of The McGraw-Hill Companies, Inc., and "Russell 2000®" is a registered trademark of the Frank Russell Company. Generally, companies are considered to be large-cap if they have market capitalizations in excess of $10 billion; mid-cap if they have market capitalizations of between $2 billion and $10 billion; and small-cap if they have market capitalizations of less than $2 billion.

Aggressive Equity Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in growth and value common stocks.

•  At least 80% of the Fund's assets are invested in equity securities.

•  The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

•  The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as assets, earnings or growth potential.

•  Currently, the Fund invests in small-cap stocks but is not restricted to small-cap issues, so this is subject to change.

•  The Fund may invest in American Depositary Receipts (ADRs), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers.

Risks. An investment in the Aggressive Equity Fund is subject to market risk and financial risk (see definitions below). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. The Aggressive Equity Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company, because it generally invests in growth and value equity securities that often trade over-the-counter and are issued by companies with small market capitalizations. See "Market Capitalization of Equity Issuers". ADRs are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Small Cap Value Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in value stocks.

Under normal circumstances, at least 80% of the Fund's assets are invested in small-cap value stocks. See "Market Capitalization of Equity Issuers". Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

Risks. An investment in the Small Cap Value Fund is subject to market risk and financial risk (as defined on page 4). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. The Small Cap Value Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small-cap value equity securities that often trade over-the-counter. In addition, value stocks may not be outperforming growth stocks at a given time or times, which will result in lower relative performance during those periods of time. See "Value and Growth Stocks".

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Small Cap Growth Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in growth stocks.

Under normal circumstances, at least 80% of the Fund's assets are invested in small-cap growth stocks. See "Market Capitalization of Equity Issuers". Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•  The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

Risks. An investment in the Small Cap Growth Fund is subject to market risk and financial risk (as defined on page 4). The value of equity securities may fluctuate as a result of events that affect the issuers of such securities, changes in the financial condition of such issuers and events that affect the financial markets as a whole. The Small Cap Growth Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small-cap growth equity securities that often trade over-the-counter. In addition, growth stocks may not be outperforming value stocks at a given time or times, which will result in lower relative performance during those periods of time. See "Value and Growth Stocks".

•  The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests. You could lose money by investing in the Fund.

Bond Fund

Objective. The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions. The term "Bond" as used in this Prospectus means debt obligations and includes bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

Strategy. The Fund invests primarily in publicly-traded, investment-grade debt securities seeking to achieve current income and to preserve shareholders' capital.

•  At least 80% of the Fund's assets are invested in Bonds.

•  The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.

•  The Fund generally will invest a significant portion of its assets in U.S. Government securities, corporate obligations rated BBB and mortgage-backed securities and it is possible at any given time that certain corporate bonds in the Fund's portfolio can be below investment grade. Below investment grade securities are commonly referred to as "junk bonds."

•  The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

Risks of Investing in Equity Securities

Market risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Equity securities generally have greater price volatility than fixed income securities. Stocks of companies with smaller market capitalizations generally have more market risk and less liquidity than stocks of companies with larger market capitalizations. Securities that trade over-the-counter may be more difficult to sell than securities traded over a national securities exchange, and they can be less liquid as a result. Loss of money is a risk of investing in any of the Funds.

Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Futures risk refers to the risks that the securities, contracts, commodities or markets that are the subject of futures contracts may not perform the way that the portfolio managers expected them to perform, which could cause losses or the receipt of lower amounts of income than were anticipated.

Risks. An investment in the Bond Fund is subject to market risk (the risk of price changes due to changes in the securities markets or the economic environment), which includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities held by the Fund. Generally, the market risk for the Bond Fund increases as the average maturity of its securities holdings lengthens. Lower rated investment-grade debt securities are subject to a greater market risk than higher rated debt securities, with adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Mortgage-backed securities or certificates are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise. In the event that the Fund invests in foreign securities, foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity. In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities. Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the prinicpal amount of a zero coupon security if it sells the security after an increase in interest rates.

An investment in the Bond Fund also involves financial or credit risk, which refers to the ability of the issuer of a security to pay principal and interest as they become due. Securities rated BBB or lower have more credit risk than higher-rated securities.

•  The investment results for the Fund may be better or worse than the results for the bond markets taken as a whole. You could lose money by investing in the Fund.

Money Market Fund

Objective. The Fund seeks current income and preservation of principal to the extent consistent with maintenance of liquidity, investment quality and stability of capital.

Strategy. The Fund invests in money market instruments that meet certain requirements.

•  The average maturity of the instruments the Fund holds will be short — 90 days or less.

•  The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

•  The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on a semi-annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

•  The Fund's net asset value will generally rise during six months as the Fund earns income, before dividends are paid.

•  The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of June and December each year.

Risks. An investment in the Money Market Fund has a small amount of market risk (the risk of price changes due to changes in the securities markets or the economic environment) and a small amount of financial risk (credit risk based on the earning stability and overall financial soundness of an issuer), because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature. Although the Fund seeks current income and preservation of principal within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor, are taken into account.

A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money invested in this Fund.

Annual Total Returns

The bar charts below show the annual return of each Fund for the past 10 years, or for the life of the Fund if it has not been operating for 10 years. A chart illustrates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future. You also may refer to "Average Annual Total Returns" below.

Next to each chart is the Fund's highest total return for any calendar quarter, called the best quarter, and the Fund's lowest total return for any calendar quarter, called the worst quarter. These returns are an indication of the volatility of a Fund's total returns.

The annual returns for the Small Cap Value and Small Cap Growth Funds are not shown below because these funds are commencing operations on or after May 1, 2007.

Equity Index Fund:

The Equity Index Fund began operations on May 3, 1999.

Best quarter: 15.31% during second quarter 2003

Worst quarter: (17.25%) during third quarter 2002

All America Fund:

The All America Fund began operations on May 1, 1996.

Best quarter: 22.01% during fourth quarter 1998

Worst quarter: (17.26%) during third quarter 2001

Mid-Cap Equity Index Fund:

The Mid-Cap Equity Index Fund began operations on September 1, 2000.

Best quarter: 17.89% during fourth quarter 2001

Worst quarter: (16.52%) during third quarter 2001

Aggressive Equity Fund:

The Aggressive Equity Fund began operations on September 1, 2000.

Best quarter: 16.16% during fourth quarter 2003

Worst quarter: (13.97%) during third quarter 2001

Bond Fund:

The Bond Fund began operations on May 1, 1996.

Best quarter: 4.78% during third quarter 1998

Worst quarter: (2.65%) during second quarter 2004

Money Market Fund:

The Money Market Fund began operations on May 1, 1997.

Best quarter: 1.57% during fourth quarter 2000

Worst quarter: 0.21% during third quarter 2003

Average Annual Total Returns (for periods ended December 31, 2006)

The table below shows average annual total returns of each Fund for the periods indicated, with after tax returns shown (for all Funds except the Money Market Fund) assuming that a shareholder (1) owned Fund shares during each entire period and (2) sold all Fund shares at the end of each period. Returns would have been lower without expense reimbursements provided by the Adviser. The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to the returns of a broad-based, unmanaged index or to Treasury Bills for the Money Market Fund. (The returns of the indexes and Treasury Bills do not reflect any management expenses or adjustments for the effect of taxes.) A Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

After tax returns shown below are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state or local taxes. Return after Taxes on Distributions and Sale of Fund Shares reflects taxes on Fund distributions and the tax impact of gains and losses recognized when Fund shares are sold.

After tax returns shown below are not applicable if you are a tax-exempt entity or hold your shares in any tax-deferred arrangement. Federal income tax rates for trusts and corporations are different than the individual marginal income tax rates used to calculate the after tax returns shown below. Your actual after tax returns will depend on your tax situation and may differ from the returns shown below.

Fund/Comparative Index(es)	Past One Year	Past Five Years*	Past Ten Years*	For Life of Fund
All America Fund
Return before taxes	15.56%	5.96%	7.20%	7.73%
Return after taxes on distributions	14.18%	5.27%	5.41%	6.02%
Return after taxes on distributions and sales of shares	10.39%	4.84%	5.51%	6.04%
S&P 500® Index(1)	15.79%	6.19%	8.42%	9.31%
Equity Index Fund
Return before taxes	15.61%	6.02%	N/A	2.02%
Return after taxes on distributions	14.89%	5.46%	N/A	1.46%
Return after taxes on distributions and sales of shares	10.12%	4.85%	N/A	1.39%
S&P 500® Index(1)	15.79%	6.19%	N/A	2.30%
Mid-Cap Equity Index Fund
Return before taxes	10.32%	10.75%	N/A	7.29%
Return after taxes on distributions	8.04%	9.71%	N/A	6.41%
Return after taxes on distributions and sales of shares	8.42%	9.03%	N/A	6.02%
S&P MidCap 400® Index(2)	10.32%	10.89%	N/A	7.62%
Aggressive Equity Index Fund
Return before taxes	16.06%	7.70%	N/A	3.03%
Return after taxes on distributions	15.49%	7.58%	N/A	2.92%
Return after taxes on distributions and sales of shares	10.90%	6.64%	N/A	2.56%
Russell 2000® Index(3)	18.37%	11.39%	N/A	7.58%
Bond Fund
Return before taxes	4.26%	4.27%	4.81%	4.98%
Return after taxes on distributions	2.80%	2.64%	2.70%	2.86%
Return after taxes on distributions and sales of shares	2.75%	2.69%	2.81%	2.95%
Lehman Brothers Aggregate Bond Index	4.33%	5.06%	6.24%	6.42%
Money Market Fund	4.91%	2.31%	N/A	3.63%
7-day current yield for the period ended 12/29/06 was 5.14% 7-day effective yield (reflecting the compounding of interest) for the period ended 12/29/06 was 5.27%
Citigroup 3 month Treasury Bill Rate	4.76%	2.34%	N/A	3.62%

  *  The All America and Bond Funds began operations on May 1, 1996; the Money Market Fund began operations on May 1, 1997; the Equity Index Fund began operations on May 3, 1999; and the Mid-Cap Equity Index and Aggressive Equity Funds began operations on September 1, 2000. No annual returns are shown for the Small Cap Value and Small Cap Growth Funds because these Funds will commence operations on or after May 1, 2007.

  (1)  The S&P 500® is the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500®.

  (2)  The S&P MidCap 400® is the Standard & Poor's MidCap 400 Index, a market value-weighted index of 400 stocks issued by U.S. companies with medium market capitalizations.

  (3)  The Russell 2000® is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000® (a broad index representing approximately 98% of the entire U.S. stock market). The Russell 2000 Growth® Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Value® Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

  (4)  The Lehman Brothers Aggregate Bond Index is an index of U.S. government, corporate and mortgage-backed and asset-backed bond prices of investment grade bonds with maturities greater than one year and at least $150 million par amount outstanding.

  (5)  The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

"S&P 500," "S&P MidCap 400" and "Russell 2000" are the trademarks of their respective owners.

Annual Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Annual operating expenses are shown as a percentage of average net assets and are based on actual operating expenses incurred by the Fund (before reimbursement) in 2006. Other expenses of the Small Cap Value and Small Cap Growth Funds have been estimated, since these Funds are commencing operations on or about May 1, 2007.

	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	Aggressive Equity Fund
Shareholder Fees**	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.13%	0.50%	0.12%	0.85%
Other Expenses	0.32%	0.32%	0.32%	0.33%
Total Annual Fund Operating Expenses	0.44%	0.82%	0.44%	1.17%
Expense Reimbursement**	(0.32%)	(0.32%)	(0.32%)	(0.33%)
Net Expenses	0.13%	0.50%	0.13%	0.85%
	Small Cap Value Fund	Small Cap Growth Fund	Bond Fund	Money Market Fund
Shareholder Fees**	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.85%	0.85%	0.45%	0.20%
Other Expenses	0.33%	0.33%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.17%	1.17%	0.77%	0.52%
Expense Reimbursement**	(0.33%)	(0.33%)	(0.32%)	(0.32%)
Net Expenses	0.85%	0.85%	0.45%	0.20%

*  The Investment Company reserves the right to impose a wire transfer charge when a shareholder's redemption proceeds are less than $5,000.

**  The Adviser (see, "the Adviser", p. 9) contractually agreed beginning as of April 1, 2002 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to Portfolio Transactions) to its investment management fees. This contractual obligation remains in effect for the year 2007 and will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company within two weeks before the next calendar year begins. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing April 1, 2002.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

•  you make an investment of $10,000,

•  you have a 5% annual return on your investment,

•  all dividends and distributions are reinvested,

•  Fund operating expenses during the periods shown are limited by the Adviser to the amount of the advisory fees only during year 1, and

•  you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years(1)	5 Years(1)	10 Years(1)
Equity Index Fund	$13	$110	$217	$535
All America Fund	$51	$232	$432	$1,024
Mid-Cap Equity Index Fund	$13	$110	$217	$535
Aggressive Equity Fund	$86	$344	$629	$1,474
Small Cap Value Fund	$86	$344	$—	$—
Small Cap Growth Fund	$86	$344	$—	$—
Bond Fund	$46	$216	$403	$960
Money Market Fund	$20	$135	$262	$637

(1)  The expenses used in the Example, other than 1 year, are those shown in the table above without reimbursement of expenses by the Adviser.

MANAGEMENT OF THE FUNDS

The Advisory contract is renewed for one-year periods, as approved by the Board of Directors of the Investment Company. The Advisory contract has been renewed for the year 2007. Information regarding the basis for the approval of the contract renewal by the Board will be included in the semiannual report to shareholders for the period ending June 30, 2007.

The Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser has been managing the assets of Mutual of America Life Insurance Company's general account and funds of another registered investment company since 1993 and the funds of the Investment Company since its inception. The Adviser had total assets under management of approximately $9.2 billion at December 31, 2006. As Adviser, Capital Management:

•  places orders for the purchase and sale of securities,

•  engages in securities research,

•  makes recommendations to and reports to the Investment Company's Board of Directors,

•  provides certain administrative services for the Funds, and

•  provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates, which are applicable during 2007, are:

•  Equity Index Fund — .125%

•  All America Fund — .50%

•  Mid-Cap Equity Index Fund — .125%

•  Aggressive Equity Fund — .85%

•  Small Cap Value Fund — .85%

•  Small Cap Growth Fund — .85%

•  Bond Fund — .45%

•  Money Market Fund — .20%

The Adviser limits the expenses of each Fund, other than for brokers' commissions, extraordinary expenses, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser's obligation was contractual beginning on April 1, 2002, and the Adviser may discontinue the expense limitation thereafter by written notice to the Fund given within the last two weeks of a calendar year. The contractual expense limitation remains in effect for 2007. The Adviser has voluntarily limited the Funds' expenses since inception, prior to providing the contractual expense limitation commencing on April 1, 2002. See "Annual Fees and Expenses."

Portfolio Managers

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Investment Company.

Thomas J. Dillman, Executive Vice President of the Adviser, joined the Adviser in August, 2003. Prior to joining the Adviser, Mr. Dillman was Director of Equity Research at Deutsche Bank, and prior to that he was head of research at State Street Research. He has approximately 26 years of investment management experience, with an emphasis on senior research roles. He has been managing the large cap portfolio of the All America Fund for approximately 2 years.

Andrew L. Heiskell, Executive Vice President of the Adviser, has more than 32 years of experience in selecting securities for, and managing, fixed-income portfolios. Mr. Heiskell has been employed by the Adviser since 1993. He has managed the Bond Fund since its inception, or approximately 11 years, and for the last 3 years as co-manager with Gary P. Wetterau.

Eleanor Innes, Second Vice President of the Adviser handles indexed investments. The indexed assets of the All America Fund are invested by a process which is supervised by Eleanor Innes who joined the Adviser in 2000 from Nikko Global Asset Management (USA), Inc. and has approximately 13 years of experience in the financial industry. For a significant portion of her first year at the Adviser, she was a marketing assistant. Thereafter, she has performed research and has assisted portfolio managers in managing equity funds, as well as overseeing the index funds' investment and performance. Ms. Innes has been responsible for the indexed portfolio of the All America Fund, and for the Equity Index Fund and the Mid-Cap Equity Index Fund for approximately 5 years.

Stephen J. Rich, Executive Vice President of the Adviser, joined the Adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Asset Management Inc. He has approximately 16 years of experience selecting securities for, and managing, equity portfolios. Mr. Rich was a portfolio manager at J.P. Morgan Fleming for 2 years prior to joining the Adviser where he was responsible for managing small cap portfolios. For the prior 2 years he was a Director of Citigroup Asset Management where he managed small and mid cap equities portfolios. He has managed the small cap value portfolios of the Aggressive Equity Fund and All America Fund for approximately 3 years.

Marguerite Wagner, Executive Vice President of the Adviser joined the Adviser in 2005 from her position as Managing Director, Senior Portfolio Manager at Citigroup Asset Management. She has approximately 22 years of experience selecting securities for, and managing, equity portfolios. She has managed the small cap growth portfolios of the Aggressive Equity Fund and All America Fund for approximately 1 1/2 years.

Gary P. Wetterau, Executive Vice President of the Adviser, joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 17 years of experience in selecting securities for and managing fixed income portfolios. Mr. Wetterau has managed fixed income portfolios for the Adviser and currently manages mortgage-backed securities portfolios. He has served as co-manager of the Bond Fund for approximately 3 years.

All America Fund

The large cap segment of the All America Fund is managed by a team of research analysts overseen by Thomas J. Dillman, Executive Vice President of the Adviser, who makes all portfolio management decisions. The small cap value segment of the Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser, and the small cap growth segment of the Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. The index portion of the Fund is overseen by Eleanor Innes, Second Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Aggressive Equity Fund

Stephen J. Rich, Executive Vice President of the Adviser, manages the small cap value segment of the Fund. Marguerite Wagner, Executive Vice President of the Adviser, manages the small cap growth segment of the Fund. Please see "Portfolio Managers" above for information about individual portfolio managers.

Mid Cap Equity Index Fund and Equity Index Fund

Eleanor Innes, Second Vice President of the Adviser, supervises the investment process for the assets of the Equity Index Fund and Mid Cap Equity Index Fund. Please see "Portfolio Managers" above for information about individual portfolio managers.

Small Cap Value Fund

The Small Cap Value Fund is managed by Stephen J. Rich, Executive Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Small Cap Growth Fund

The Small Cap Growth Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser. Please see "Portfolio Managers" above for information about individual portfolio managers.

Bond Fund

Andrew L. Heiskell, Executive Vice President of the Adviser, establishes the fixed income investment strategy and oversees the day-to-day operations of the Bond Fund and the Mid-Term Bond Fund. Gary P. Wetterau, Executive Vice President of the Adviser, manages the mortgage-backed segment of each Fund. Please see "Portfolio Managers" above for information about individual portfolio managers.

DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS

Below is a discussion of the strategies the Funds currently follow to seek to achieve their investment objectives. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days' notice to shareholders. See also "Summary of How Our Funds Invest", above.

Investment Objectives and Strategies

Equity Index Fund: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500® Index.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 500 common stocks that are included in the S&P 500® Index.

◆  At least 80% of the Fund's assets are invested in securities included in the S&P 500® Index.

◆  Stocks are selected in the order of their weightings in the S&P 500® Index, beginning with the heaviest weighted stocks.

◆  The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P 500® Index.

◆  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P 500® Index.

•  Purchasing futures contracts on the S&P 500® Index and options on futures contracts on the S&P 500® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P 500® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500® Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500® Index.

The Fund's ability to duplicate the performance of the S&P 500® Index depends to some extent on the size of the Fund's portfolio. Mutual of America Life Insurance Company ("Mutual of America"), the indirect parent corporation of the Adviser, currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.

Mutual of America's investment in the Fund was approximately $29.2 million as of the date of December 31, 2006. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Standard & Poor's ("S&P") does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's®," "S&P®," the "S&P 500 Index®" and the "S&P MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

All America Fund: The investment objective of the All America Fund is to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks.

At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

Indexed Assets. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500 Index. This portion of the All America Fund is called the "Indexed Assets". The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500® Index and in futures contracts on the S&P 500® Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500® Index, and it periodically rebalances the Indexed Assets to maintain those weightings.

The Fund's ability to duplicate the performance of the S&P 500® Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.

Mutual of America's investment in the Fund was approximately $39.0 million as of December 31, 2006. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Active Assets. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market. The Adviser actively manages this portion of the All America Fund, which is called the "Active Assets".

If the Adviser actively trades the Fund's portfolio securities, the Fund will incur higher transaction costs, which may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and may be taxable.

The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values. The Fund tries to maintain the Active Assets, to the extent possible, invested approximately one-half in growth stocks and one-half in value stocks.

Small, Mid- and Large Capitalization Value Stocks. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The Adviser seeks securities that it believes have a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser identifies such securities primarily through consideration of actual and expected earnings and cash flow.

•  Stocks issued by companies with large market capitalizations generally will have lower than average price volatility and low price/earning ratios, and generally will have current yields greater than the average of the S&P 500®.

Small, Mid- and Large Capitalization Growth Stocks. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation.. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

•  The securities of these companies often are traded in the over-the-counter market.

•  The securities at the time of purchase usually will be issued by companies that have market capitalizations not larger than the capitalization of the largest company in the Russell 2500® Index.

The Adviser at times actively trades the securities in its portion of the All America Fund, depending on market conditions.

The Adviser uses a bottom-up approach in selecting stocks for its portion of the Fund, placing primary emphasis on evaluating each issuer of securities through in-house analysts before making an investment and less emphasis on changes in the economy or the industry in which the issuer operates.

Mid-Cap Equity Index Fund: The investment objective of the Mid-Cap Equity Index Fund is to provide investment results that correspond to the performance of the S&P MidCap 400® Index.

The Fund seeks to achieve its objective primarily by:

•  Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400® Index.

◆  Stocks are selected in the order of their weightings in the S&P MidCap 400® Index, beginning with the heaviest weighted stocks.

◆  The percentage of the Fund's assets invested in each of the selected stocks is approximately the same as the percentage the stock represents in the S&P MidCap 400® Index.

◆  The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P MidCap 400® Index.

•  Purchasing futures contracts on the S&P MidCap 400® Index and options on futures contracts on the S&P 400® Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400® Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P MidCap 400® Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400® Index or in the valuations of the stock within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400® Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400® Index.

The Fund's ability to duplicate the performance of the S&P MidCap 400® Index depends to some extent on the size of the Fund's portfolio. Mutual of America currently intends to maintain an investment in the Fund so that the Fund's assets are at least $15 million at any time.

Mutual of America's investment in the Fund was approximately $39.0 million as of December 31, 2006. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Aggressive Equity Fund: The investment objective of the Aggressive Fund is capital appreciation. The Fund invests in growth stocks and value stocks, and the Adviser determines the percentage of the Fund's assets invested in growth stocks or value stocks at any one time. At least 85% of the Aggressive Equity Fund's total assets will be invested in equity securities under normal market conditions.

•  The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings, growth and long term capital appreciation issued by companies with small to mid-market capitalization.

•  The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.

The Adviser may at times actively trade the Fund's portfolio securities, which will result in higher transaction costs for the Fund and may reduce investment performance. In addition, the Fund may realize capital gains that are distributed to shareholders and are subject to taxation.

Mutual of America's investment in the Fund was approximately $18.1 million as of December 31, 2006. At such future time as Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Small Cap Value Fund: The investment objective of the Small Cap Value Fund is capital appreciation.

The Fund invests in value stocks. At least 85% of the Small Cap Value Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap value stocks.

•  The Fund invests in value stocks issued by companies with small-sized market capitalizations (see definition on page 1) the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with value characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, value stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

On or after May 1, 2007, when the Fund commences operations, it is anticipated that Mutual of America's investment in the Fund will be $2.0 million. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Small Cap Growth Fund: The investment objective of the Small Cap Growth Fund is capital appreciation.

The Fund invests in growth stocks. At least 85% of the Small Cap Growth Fund's total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund's total assets will be invested in small cap growth stocks.

•  The Fund invests in growth stocks issued by companies with small-sized market capitalizations (see definition on page 1) the Adviser believes to possess above-average growth potential.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund, placing primary emphasis on evaluating an issuer of securities before purchasing those securities for the Fund, and less emphasis on possible changes in the general economy or the industry in which the issuer operates. The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with growth characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.

Some of the stocks the Funds purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, growth stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

On or after May 1, 2007, when the Fund commences operations, it is anticipated that Mutual of America's investment in the Fund will be $2.0 million. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Bond Fund: The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years.

The Fund invests in Bonds, which have a maturity of at least one year, and in short term fixed income securities. At least 80% of the Fund's assets are invested in investment grade debt obligations issued by U.S. corporations or issued by the U.S. Government or its agencies.

•  The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

•  The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in other types of fixed-income securities.

•  At December 31, 2006, the Bond Fund's assets were invested approximately 34.4% in corporate debt securities and 65.6% in U.S. Government securities, including 34.5% in mortgage-backed securities. At that date the Fund had 79.3% of its net assets in obligations rated AAA to A, approximately 15.6% in corporate obligations rated BBB, 1.8% in commercial paper, and 3.3% in corporate obligations rated below investment grade or unrated.

•  The Fund may invest in foreign securities.

The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund. This means that the Adviser places primary emphasis on evaluating an issuer of securities before making an investment, and less emphasis on possible changes in the economy or the industry in which the issuer operates. The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security. The Fund may hold securities that have been downgraded when the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.

The Fund generally purchases and sells securities without attempting to anticipate interest rate changes. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

Mutual of America's investment in the Fund was approximately $32.0 million as of December 31, 2006. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Money Market Fund: The investment objective of the Fund is to realize current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.

•  The Fund invests only in money market instruments and other short-term debt securities, including commercial paper issued by U.S. corporations and in U.S. Government and U.S. Government agency securities. At December 31, 2006, 78% of the Fund's assets were invested in commercial paper and 22% in U.S. Government agency discount notes.

•  All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

•  At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

•  The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. Income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. The Fund declares a dividend of net investment income at least semi-annually, and the Fund's net asset value per share declines as a result of the distribution to its shareholders.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.

An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. Investments in the Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. Government agency. Although the Fund seeks current income and preservation of principal, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this Fund.

Mutual of America's investment in the Fund was approximately $3.2 million as of December 31, 2006. When Mutual of America redeems all or any portion of its investment in the Fund, it is anticipated that the Fund will sell portfolio securities to meet the redemption request. As a consequence, the Fund may realize investment gains (or losses) that will be included in the next annual distribution to shareholders. See "Shareholder Taxation".

Risks of Investing in a Stock Fund

When you invest in a stock fund, you should consider that:

•  The fund is subject to market risk — the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

•  The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

•  A Fund may have more difficulty selling a small capitalization stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

•  Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

•  American Depositary Receipts (ADRs), which are U.S. dollar-denominated and represent the deposit with U.S. banks of the securities of foreign issuers, are subject to the risks of changes in currency or exchange rates (which impact the value of the issuer) and the difficulty of assessing economic or political trends in foreign countries.

Risks of Investing in a Bond Fund

When you invest in a bond fund, you should consider that:

•  The fund has market risk — the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.

•  The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests.

•  The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

•  Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

•  Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity.

•  In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.

•  Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than comparable securities that pay interest in cash at regular intervals. For example, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.

•  Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

•  Foreign debt securities are subject to the risks of changes in currency or exchange rates (which impact the financial condition of the issuer), the difficulty of assessing economic or political trends in foreign countries and less liquidity and more price volatility than U.S. securities.

•  The prices of debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

Specific Investments or Strategies, and Related Risks

This section provides additional information about certain of the investment strategies used by the Funds.

Options and Futures Contracts

Investment Strategies. All of the Funds (other than the Money Market Fund) may purchase and sell put and call options, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in securities' prices:

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  When a Fund anticipates a general increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to a Fund in options and futures transactions include the following:

•  The securities held in a Fund's portfolio may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

•  If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value, with the loss offset only by the amount of the premium the Fund received from writing the option.

•  Loss of principal invested is possible under certain circumstances.

Redeemable Securities

An issuer of debt securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of the zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Mortgage-Backed Securities

The Bond Fund, as well as the All America Fund and Aggressive Equity Fund, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans ("CMOs"). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs"). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government ('full faith and credit") in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

Risks from Mortgage-Backed Securities. Characteristics of underlying mortgage pools vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

•  A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and could negatively affect the yield and price of the security.

•  An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and could negatively affect the price and yield of the security.

•  Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Freddie Mac and Fannie Mae mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

Disclosure of Portfolio Securities Information

A description of the Investment Company's policies and procedures with respect to the disclosure of the Investment Company's portfolio securities is available in the Statement of Additional Information. See the back cover for information on how to obtain a copy of the Statement of Additional Information which is available on the Fund's website: http://www.institutionalfunds.com.

INFORMATION ABOUT FUND SHARES

Pricing of Funds' Shares

The purchase or redemption price of a Fund share is equal to its net asset value ("NAV") that we next calculate after we receive the purchase or redemption order.

A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser calculates a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a "Valuation Day"). The Exchange usually closes at 4:00 p.m. Eastern Time but sometimes closes earlier.

•  In determining a Fund's net asset value, the Adviser uses market value.

•  If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

•  If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company.

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Bloomberg for equities and from FT Interactive Data for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Bloomberg or FT Interactive cannot supply a price, a secondary pricing source approved in advance by the Investment Company's Board of Directors is used. In the event that the secondary source cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the pricing unit disagrees with the primary and secondary pricing sources' price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is determined by a Valuation Committee appointed by the Investment Company's Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place, the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.

Purchases of Fund Shares

Only institutional investors may purchase Fund shares. Institutional investors primarily include endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, and trusts. There is no sales charge for the purchase of Fund shares.

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Distributor), is the principal underwriter and distributor of Fund shares. The Distributor has field offices throughout the United States for the offering and sale of shares of the Investment Company's Funds.

A shareholder must pay the purchase amount by wire transfer of Federal Funds. Wire transfers for purchases should be made on any day on which the Investment Company, Federal Reserve Bank of New York and the Investment Company's custodian and transfer agent are open and the New York Stock Exchange is open. For example, if a wire transfer is made on a day the New York Stock Exchange is closed but the Investment Company's transfer agent is open (such as Good Friday), the purchase will be effective as of the next Valuation Day (see definition under "Pricing of Funds' Shares" above).

Initial purchases must be in at least the amount of $25,000 and each subsequent investment must be at least $5,000. The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum for an initial investment or for subsequent investments.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

Redemptions of Fund Shares

A shareholder at any time may redeem (sell) shares of the Fund(s) that the shareholder owns. There is no deferred sales charge when a shareholder redeems shares of the Funds.

If a shareholder's redemption order is received by the close of the New York Stock Exchange trading, generally 4:00 p.m. Eastern Time on a Valuation Day (see definition under "Pricing of Funds' Shares"), the redemption proceeds usually will be transmitted on a trade date-plus-one basis (the next Valuation Day). Wire Transfers of redemption proceeds cannot be made on days the transfer agent is closed. See "Wire Transfer Days" under "How to Purchase Shares of the Funds".

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations.

A shareholder will receive redemption proceeds in cash deposited to its bank account via wire transfer, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities instead of cash when a shareholder's redemption proceeds total more than 10% of the net asset value of a Fund.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000, even if the account balance has fallen below $5,000 due to a decline in the value of Fund shares.

Exchanges of Fund Shares

A shareholder may exchange shares of one Fund for shares of another Fund. An exchange is the redemption of the shares from one Fund and the application of the redemption proceeds to the immediate purchase of shares of another Fund on a Valuation Day.

The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders. The Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines the exchange would be disruptive to a Fund. See "Frequent Purchases and Redemptions of Fund Shares."

How to Purchase Shares of the Funds

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional purchases. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Application:  A prospective purchaser must complete an application, including any required resolutions, as described in the application. You may obtain additional applications by calling the Investment Company at 1-800-914-8716.

Application Delivery:  A prospective purchaser must deliver a completed application to a registered representative of the Distributor. Registered representatives are employees of Mutual of America Life Insurance Company.

Application Approval:  After the Investment Company and Distributor have approved an application, the registered representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

Minimum Purchase:  A shareholders' initial purchase must total at least $25,000, and subsequent purchases must total at least $5,000.

Wire Transfer of Funds:  An investor must send all purchase amounts by wire transfer of Federal Funds to the Investment Company's account at its transfer agent, on a day the New York Stock Exchange is open for trading and banks are open for wires. Your bank may charge you a fee for the wire transfer. Your bank should wire funds according to these instructions:

State Street Bank and Trust Company
Boston, Massachusetts 02101
ABA #011-000028
BNF = AC-49097181, Mutual Funds F/B/O Mutual of America
OBI = Purchaser:  Acct. No.: [required]

$	to Equity Index Fund	$	to All America Fund

$	to Mid-Cap Equity	$	to Aggressive Equity Fund

Index Fund

$	to Bond Fund	$	to Money Market Fund

  We have the right to return your funds to you if the transfer agent does not have sufficient information to assure the correct processing of the funds or if your application has not yet been approved. You must include your account number for proper processing. We will require compliance with the USA Patriot Act of 2001 and rules & regulations relating thereto.

Receipt of Order:  Wire transfer funds received by the Investment Company in its account at its transfer agent prior to 4:00 p.m. Eastern Time on a Valuation Day will be considered received that day. Purchase amounts received after 4:00 p.m. Eastern Time will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

Wire Transfer Days:  Wire transfers for the purchase of Fund shares can be made on days when banks (including the transfer agent) and the New York Stock Exchange are open for business. Wire transfers cannot be made on Saturdays and Sundays, and holidays such as Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day.

How to Place a Redemption or Exchange Order

Who May Give an Order:  Only a shareholder's authorized person using a Personal Identification Number (PIN) that we have assigned may place a redemption order or exchange order. A shareholder must list authorized persons in the initial application to purchase Fund shares, in an amended application, or in another written form that is acceptable to the Investment Company.

Orders by Telephone:  A shareholder may place a redemption or exchange order by telephone if the shareholder elected the option for telephone orders in its initial application to purchase Fund shares or in an amended application.

  A shareholder should call the Investment Company at 1-800-914-8716 between the hours of 9:00 a.m. and 9:00 p.m. Eastern Time, Monday through Friday on any Valuation Day to place an order. If a shareholder places a redemption or exchange order after 4:00 p.m. Eastern Time on a Valuation Day or on a day that is not a Valuation Day, the order will be considered received on the next Valuation Day. The 4:00 p.m. Eastern Time deadline may be earlier to coincide with an earlier close of trading on the New York Stock Exchange.

  The Investment Company will verify the shareholder's name, the PIN assigned by the Investment Company to the authorized person calling for the account, the shareholder's account number, and record telephone requests.

  The Investment Company and the Funds' transfer agent will not be liable for any losses or expenses resulting from any telephone redemption or exchange order reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company reserves the right to add to or modify its procedures in the future.

Orders In Writing:  A shareholder may make a redemption or exchange request in writing but photocopies or faxes will not be accepted. The shareholder must specify the account name, the account number, the Fund from which shares are to be redeemed, the dollar amount or number of shares to be redeemed, and for exchange orders, the Fund or Funds whose shares will be purchased with the exchange proceeds.

  The necessary authorized person(s) must sign the order, and each signer should print his or her name and title under the signature.

  A shareholder should send a written request to its Mutual of America Regional Office, which will forward the request to the Investment Company. You may call our toll-free number, 1-800-914-8716, for the address and phone number of the Regional Office covering your account. The Valuation Day for the order will be the Valuation Day the Investment Company receives the request at its Regional office.

Redemption Proceeds:  A shareholder will receive redemption proceeds by wire transfer of Federal Funds to the bank account stated in the shareholder's initial application, or in an amended application. An authorized person may not specify a different bank account by telephone. If redemption proceeds are less than $5,000, the Investment Company may impose a wire transfer fee that will be deducted from the proceeds.

Exchange Proceeds:  The proceeds from the shares of the Fund being exchanged are immediately applied for the purchase of shares in another Fund.

Frequent Purchases and Redemptions of Fund Shares

Risks of frequent trading occurring may be greater for portfolios investing in certain securities, such as funds that invest in securities traded on foreign markets, and securities that are illiquid or do not otherwise have readily available market quotations.

The Investment Company sells its shares exclusively to institutional accounts. The Funds are not intended to provide institutional investors with a means to engage in market timing through frequent transfers among the Funds in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term changes in the securities markets may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of a Fund if it involves amounts that are substantial when compared to the Fund's total net assets under management.

In view of the above, the Investment Company Board has adopted and implemented the following policies and procedures with regard to frequent transfers.

The Investment Company monitors the daily purchase or redemption activity of each Fund to make a determination, in its opinion, as to whether there is transfer activity that could have an adverse impact on a Fund's investment performance.

The Investment Company has not set a restriction on the volume or number of transactions allowed in a given period and it has not established a minimum holding period nor an exchange or redemption fee.

If in the Investment Company's opinion, excessive frequent transfer activity involving material amounts is causing an adverse effect on a Fund's investment performance, the Investment Company will contact the institutional investor and remind them that the Funds are not designed to be used for this purpose and request that such activity cease.

If the institutional investor continues such activity, the institutional investor will be advised that 800-line privileges for transfers will be suspended and that all of their future transaction requests must be made solely via a signed, written request to initiate any transaction sent to the Investment Company's transfer agent via regular U.S. mail (the "U.S. Mail Requirement").

If the institutional investor continues such activity thereafter, the Investment Company reserves the right to reject any purchase order it receives thereafter that, in the Investment Company's opinion, may adversely affect a Fund's investment performance.

These procedures are applied uniformly to all institutional investors engaging in frequent transfer activity that in the Investment Company's opinion could have an adverse impact on a Fund's investment performance.

The detection or deterrence of frequent transfer activity involves judgements that are inherently subjective. Accordingly, there is no assurance that frequent transfers in the Funds will not occur or that we can restrict all transfer activity that may adversely affect institutional investors in the Funds. If not detected, frequent transfer practices involving material amounts may harm the investment performance of a Fund under certain market conditions.

The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted. The Investment Company does not accommodate frequent purchases and redemptions of Fund shares involving such material amounts which may adversely affect a Fund's performance.

Shareholder Reports and Confirmation Statements

The Investment Company, on behalf of the Distributor, will send to shareholders confirmation statements for each purchase, exchange or redemption transaction. A confirmation statement will show the Fund, number of shares, order date, net asset value per share and dollar amount for the transaction. A shareholder must report any error on a confirmation statement within two weeks after the mailing or other transmission of the statement to the shareholder.

The Investment Company will send each shareholder a statement at least quarterly, which will include Fund shares purchased, exchanged or redeemed during the period, the net asset value per share and total dollar amount for each transaction, and the shareholder's account balance in each Fund at the end of the period.

Dividends, Capital Gains Distributions and Taxation of Funds

For each Fund, the Investment Company declares dividends at the end of June and end of December to pay out all or substantially all of the Fund's net investment income (dividends) and declares dividends at the end of December to pay out substantially all of the Fund's net realized short and long term capital gains (capital gains distributions). A Fund may make a special distribution in September of each year to comply with Federal tax law requirements for mutual funds.

A shareholder may elect, in its application to purchase Fund shares or in an amended application, to:

•  automatically reinvest dividends and distributions from a Fund in additional shares of the Fund;

•  receive dividends and distributions in cash; or

•  automatically reinvest dividends from any Fund in shares of the Money Market Fund.

A Fund is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the Fund satisfies Federal tax law provisions, including certain minimum distribution requirements. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

Shareholder Taxation

Each shareholder should consult its own tax adviser about the Federal, state, local and, if applicable, foreign tax consequences of investing in Fund shares, because investors' tax situations will vary. General rules about Federal income taxation for an investor to consider are:

When a shareholder redeems (sells) shares of a Fund, including in an exchange transaction, the shareholder will have a gain or a loss on its investment in those shares.

•  If the shareholder owned the shares sold for more than a year, it generally will have a long-term capital gain or loss.

•  If the shareholder owned the shares sold for one year or less, any gain will be short-term capital gain taxable at ordinary income rates, and any loss may be subject to special tax rules.

When a shareholder receives dividends or distributions from a Fund, the shareholder (unless it is exempt from taxation) will owe tax on the amount received, even if the shareholder automatically reinvests the dividend or distribution in additional Fund shares. A shareholder will receive dividends or distributions when declared and paid by a Fund, even if the shareholder has only recently purchased Fund shares.

•  Ordinary income rates apply to a Fund's dividends of ordinary income and net realized short-term capital gains.

•  Capital gain rates apply to a Fund's distributions of net realized long-term capital gains.

•  A potential investor should consider the tax impact of purchasing Fund shares when the Fund is expected to pay dividends or distributions in the near future.

Mutual of America invested in each Fund when it began operations. A Fund (other than the Money Market Fund) may realize investment gains that are included in the dividends or distributions to shareholders when Mutual of America redeems all or any portion of its investment.

Back-Up Withholding For Federal Income Taxes. A shareholder on its application to purchase Fund shares may make representations and provide information to be exempt from withholding for Federal income tax on the Investment Company's distributions and dividends and payment of redemption proceeds. U.S. corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from withholding under certain circumstances.

The Investment Company will withhold for Federal income tax if:

•  a shareholder has not provided a correct taxpayer identification number, or

•  a shareholder has not made the certifications required to be exempt from withholding, or

•  the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding.

A shareholder may credit any amount withheld by the Investment Company against the Federal income tax liability of the shareholder.

Each January, the Investment Company will provide to Fund shareholders who are subject to information reporting reports of the Federal income tax status of distributions and dividends made by the Funds during the previous year.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance. They show performance for five years or for the period of a Fund's operations if less than five years.

The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information for each of the five years ended December 31, 2006 has been audited by KPMG LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request.

Income from investment operations and distributions per share for a Fund share outstanding throughout each of the previous five years ended December 31, 2006 and other supplementary data with respect to each Fund are presented below and in the pages following. Information relating to the Small Cap Value and Small Cap Growth Funds is not presented since they are commencing operations on or after May 1, 2007.

Equity Index Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.04	$8.78	$8.07	$6.38	$8.32
Income (loss) From Investment Operations:
Net Investment Income	0.17	0.15	0.15	0.10	0.10
Net Gains or Losses on Securities — realized and unrealized	1.22	0.26	0.71	1.69	(1.94)
Total From Investment Operations	1.39	0.41	0.86	1.79	(1.84)
Less Dividend Distributions:
From net investment income	(0.17)	(0.15)	(0.15)	(0.10)	(0.10)
From capital gains	—	—	—	—	—
Total Distributions	(0.17)	(0.15)	(0.15)	(0.10)	(0.10)
Net Asset Value, End of Year	$10.26	$9.04	$8.78	$8.07	$6.38
Total Return(a)	15.61%	4.79%	10.68%	28.33%	-22.16%
Net assets, end of year ($ millions)	$77.9	$59.3	$54.3	$44.9	$24.8
Ratio of Net Investment Income to Average Net Assets	1.90%	1.76%	1.89%	1.65%	1.42%
Ratio of Expenses to Average Net Assets	0.44%	0.48%	0.47%	0.63%	0.66%
Ratio of Expenses to Average Net Assets after Expense Reimbursement	0.12%	0.13%	0.13%	0.13%	0.18%
Portfolio Turnover Rate(b)	3.21%	4.41%	2.18%	1.87%	2.54%

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

All America Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.75	$10.05	$9.40	$7.14	$9.26
Income (loss) From Investment Operations:
Net Investment Income	0.14	0.13	0.11	0.06	0.06
Net Gains or Losses on Securities — realized and unrealized	1.36	0.24	0.65	2.26	(2.12)
Total From Investment Operations	1.50	0.37	0.76	2.32	(2.06)
Less Dividend Distributions:
From net investment income	(0.14)	(0.13)	(0.11)	(0.06)	(0.06)
From capital gains	(0.31)	(0.54)	—	—	—
Total Distributions	(0.45)	(0.67)	(0.11)	(0.06)	(0.06)
Net Asset Value, End of Year	$10.80	$9.75	$10.05	$9.40	$7.14
Total Return(a)	15.56%	3.75%	8.17%	32.58%	-22.32%
Net Assets, End of Year ($ millions)	$68.3	$54.4	$62.2	$57.1	$38.9
Ratio of Net Investment Income to Average Net Assets	1.43%	1.18%	1.17%	0.86%	0.70%
Ratio of Expenses to Average Net Assets	0.82%	0.85%	0.83%	0.94%	0.96%
Ratio of Expenses to Average Net Assets after Expense Reimbursement	0.50%	0.50%	0.50%	0.50%	0.60%
Portfolio Turnover Rate(b)	27.29%	47.43%	50.30%	73.76%	85.60%

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

Mid-Cap Equity Index Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.32	$11.69	$10.48	$7.82	$9.25
Income (loss) From Investment Operations:
Net Investment Income	0.20	0.15	0.12	0.09	0.08
Net Gains or Losses on Securities — realized and unrealized	1.06	1.29	1.58	2.66	(1.43)
Total From Investment Operations	1.26	1.44	1.70	2.75	(1.35)
Less Dividend Distributions:
From net investment income	(0.21)	(0.15)	(0.12)	(0.09)	(0.08)
From capital gains	(1.17)	(0.66)	(0.37)	—	—
Total Distributions	(1.38)	(0.81)	(0.49)	(0.09)	(0.08)
Net Asset Value, End of Year	$12.20	$12.32	$11.69	$10.48	$7.82
Total Return(a)	10.32%	12.47%	16.29%	35.19%	-14.59%
Net Assets, End of Year ($ millions)	$49.9	$53.6	$38.4	$31.0	$20.8
Ratio of Net Investment Income to Average Net Assets	1.51%	1.33%	1.09%	1.06%	0.94%
Ratio of Expenses to Average Net Assets	0.44%	0.46%	0.53%	0.64%	0.74%
Ratio of Expenses to Average Net Assets after Expense Reimbursement	0.12%	0.13%	0.13%	0.13%	0.18%
Portfolio Turnover Rate(b)	26.07%	18.85%	15.82%	8.02%	12.29%

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

Aggressive Equity Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period/Year	$10.35	$9.84	$9.34	$6.75	$8.31
Income (loss) From Investment Operations:
Net Investment Income (loss)	0.06	0.03	(0.01)	(0.03)	0.01
Net Gains or Losses on Securities — realized and unrealized	1.60	0.51	0.51	2.62	(1.57)
Total From Investment Operations	1.66	0.54	0.50	2.59	(1.56)
Less Dividend Distributions:
From net investment income	(0.06)	(0.03)	—	—	—
From capital gains	(0.24)	—	—	—	—
Total Distributions	(0.30)	(0.03)	—	—	—
Net Asset Value, End of Period/Year	$11.71	$10.35	$9.84	$9.34	$6.75
Total return(a)	16.06%	5.55%	5.27%	38.39%	-18.80%
Net Assets, End of Year ($ millions)	$21.6	$18.3	$17.2	$16.1	$10.9
Ratio of Net Investment Income to Average Net Assets	0.55%	0.30%	-0.12%	-0.46%	-0.15%
Ratio of Expenses to Average Net Assets	1.17%	1.21%	1.47%	1.72%	1.86%
Ratio of Expenses to Average Net Assets after Expense Reimbursement	0.84%	0.85%	0.85%	0.85%	0.91%
Portfolio Turnover Rate(b)	64.70%	76.94%	150.06%	208.19%	215.50%

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

Bond Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.26	$9.46	$9.47	$9.43	$9.46
Income (loss) From Investment Operations:
Net Investment Income	0.39	0.37	0.36	0.39	0.53
Net Gains or Losses on Securities — realized and unrealized	(0.01)	(0.20)	(0.01)	0.03	0.14
Total From Investment Operations	0.38	0.17	0.35	0.42	0.67
Less Dividend Distributions:
From net investment income	(0.37)	(0.37)	(0.36)	(0.38)	(0.52)
From capital gains	—	—	—	—	(0.18)
Total Distributions	(0.37)	(0.37)	(0.36)	(0.38)	(0.70)
Net Asset Value, End of Year	$9.27	$9.26	$9.46	$9.47	$9.43
Total Return(a)	4.26%	1.80%	3.73%	4.45%	7.19%
Net Assets, End of Year ($ millions)	$67.3	$60.7	$54.9	$46.1	$35.8
Ratio of Net Investment Income to Average Net Assets	4.30%	3.96%	3.91%	4.25%	5.53%
Ratio of Expenses to Average Net Assets	0.77%	0.80%	0.79%	0.81%	0.84%
Ratio of Expenses to Average Net Assets after Expense Reimbursement	0.45%	0.45%	0.45%	0.45%	0.50%
Portfolio Turnover Rate(b)	16.83%	13.44%	41.77%	47.96%	57.86%

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

Money Market Fund

SELECTED PER SHARE AND	Years Ended December 31,
SUPPLEMENTARY DATA:	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.54	$10.52	$10.52	$10.53	$10.53
Income from Investment Operations:
Net Investment Income	0.51	0.32	0.13	0.10	0.16
Net Gains or Losses on Securities — realized and unrealized	—	—	—	—	—
Total From Investment Operations	0.51	0.32	0.13	0.10	0.16
Less Dividend Distributions:
From net investment income	(0.51)	(0.30)	(0.13)	(0.11)	(0.16)
From capital gains	—	—	—	—	—
Total Distributions	(0.51)	(0.30)	(0.13)	(0.11)	(0.16)
Net Asset Value, End of Year	$10.54	$10.54	$10.52	$10.52	$10.53
Total Return(a)	4.91%	3.06%	1.18%	0.94%	1.49%
Net Assets, End of Year ($ millions)	$88.5	$76.0	$54.8	$54.7	$66.4
Ratio of Net Investment Income to Average Net Assets	4.82%	3.07%	1.16%	0.95%	1.48%
Ratio of Expenses to Average Net Assets	0.52%	0.55%	0.53%	0.49%	0.44%
Ratio of Expenses to Average Net Assets after Expense Reimbursement	0.20%	0.20%	0.20%	0.20%	0.25%
Portfolio Turnover Rate(b)	N/A	N/A	N/A	N/A	N/A

(a)    Total return would have been lower had certain expenses not been reduced through expense reimbursement.

(b)    Portfolio turnover rate excludes all short-term securities.

N/A = Not Applicable.

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35

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 Park Avenue, New York, New York 10022-6839  1-800-914-8716
  www.institutionalfunds.com

You May Obtain More Information

Registration Statement and Statement of Additional Information. We have filed with the SEC a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the "SAI"), and exhibits. The SAI contains additional information about the Investment Company and its Funds and we incorporate the SAI into this Prospectus by reference, which makes it legally a part of this Prospectus.

Semi-annual and Annual Reports. Additional information about the Funds' investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How to Obtain the Registration Statement, SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:

•  electronic request at this e-mail address: publicinfo@sec.gov.,

•  writing to us at Mutual of America Institutional Funds, 320 Park Avenue, New York, NY 10022-6839, or

•  calling 1-800-914-8716

You may obtain the SAI and the Investment Company's annual and semi-annual reports free of charge through the Institutional Funds website at http://www.institutionalfunds.com.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may examine these documents, and obtain copies upon payment of a duplicating fee, at the Commission's Public Reference Section, Washington, DC 20549-6009. You can call the Commission at 1-202-942-8090 to learn about the operation of the Public Reference Room.

Where to Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Securities Corporation. You may call 1-800-914-8716 for the address and phone number of the office nearest you.

Investment Company Act of 1940, File Number 811-8922

Prospectus dated May 1, 2007

Distributed by:

MUTUAL OF AMERICA SECURITIES CORPORATION

Investment Adviser

MUTUAL OF AMERICA CAPITAL
MANAGEMENT CORPORATION

Transfer and Shareholder Services Agent

STATE STREET BANK AND TRUST COMPANY

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

320 PARK AVENUE, NEW YORK, NEW YORK 10022
(800) 914-8716

EQUITY INDEX FUND	SMALL CAP VALUE FUND

ALL AMERICA FUND	SMALL CAP GROWTH FUND

MID-CAP EQUITY INDEX FUND	BOND FUND

AGGRESSIVE EQUITY FUND	MONEY MARKET FUND

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

This Statement of Additional Information (SAI) is not a prospectus. You should read it in conjunction with the Mutual of America Institutional Funds, Inc. (the "Investment Company") Prospectus dated May 1, 2007, and you should keep it for future use. The Investment Company's audited financial statements included in its most recent annual report to shareholders, and its independent registered public accounting firm's report thereon, are incorporated by reference and made a part of this SAI (See File No. 811-08922, filed March 6, 2007).

Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to Mutual of America Institutional Funds, Inc. at the above address or call the toll free telephone number listed above.

INVESTMENT COMPANY'S FORM OF OPERATIONS

History and Operating Form

The Investment Company was formed on October 27, 1994 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently eight Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Small Cap Value Fund, Small Cap Growth Fund, Bond Fund and Money Market Fund.

Offering of Shares

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, not-for-profit corporations, municipalities and other public entities, pension and profit-sharing plans and trusts, and other institutional investors.

Currently, the Investment Company requires a minimum initial investment of $25,000, except that the Investment Company may waive this requirement in its discretion. The minimum amount for additional purchases of Fund shares currently is $5,000.

Description of Shares

The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value. The Investment Company currently has eight classes (or series) of common stock, and it may establish additional classes and allocate its authorized shares either to new classes or to one or more of the existing classes.

The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund.

The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights.

Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of other outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.

Additional Permitted Investments

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

Equity Index Fund and Mid-Cap Equity Index Fund: In addition to common stocks and futures contracts, the Funds may invest in:

•  money market instruments, and

•  U.S. Government and U.S. Government agency obligations.

All America Fund: In addition to common stocks, the Adviser, who actively manages approximately 40% of the net assets of the All America Fund (the "Active Assets"), may invest assets in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

The portion of the All America Fund invested to replicate the S&P 500® Index (the "Indexed Assets") may also be invested in:

•  money market instruments, and

•  U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities.

Aggressive Equity Fund: In addition to common stocks, the Aggressive Equity Fund may invest in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations (including mortgage-backed securities),

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

Small Cap Growth Fund: In addition to common stocks, the Small Cap Growth Fund may invest in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations,

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

Small Cap Value Fund: In addition to common stocks, the Small Cap Value Fund may invest in:

•  securities convertible into common stocks, including warrants and convertible bonds,

•  bonds,

•  money market instruments,

•  U.S. Government and U.S. Government agency obligations,

•  foreign securities and ADRs,

•  futures and options contracts, and

•  preferred stock.

Bond Fund: In addition to investment grade debt securities of the type described in the Prospectus, the Bond Fund may invest in:

•  asset-backed securities,

•  non-investment grade securities,

•  foreign securities,

•  cash and money market instruments,

•  stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

•  preferred stock

•  options and futures contracts, and

•  equipment trust certificates.

Money Market Fund: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

•  securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

•  negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

•  certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

•  repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

•  variable amount floating rate notes; and

•  debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, money market instruments and other short-term debt securities means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements —

•  All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

•  At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

Additional Investment Strategies

Lending of Securities

The Funds have the authority to lend their securities, under the conditions described below. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "Fundamental Investment Restrictions", paragraph 9, and "Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

Repurchase Agreements

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers'

acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

When Issued and Delayed Delivery Securities

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security's value in determining its net asset value and will maintain an amount of cash, cash equivalents or other liquid securities in a segregated account in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company.

Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 Act) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Options and Futures Contracts

Each of the Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Restrictions" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

•  A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised.

•  The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

•  A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.

•  The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100® Index, the Standard & Poor's 500® Index or the New York Stock Exchange Composite Index.

•  A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

•  An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

•  A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

•  While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market." At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

•  When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•  A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

•  A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

•  When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

•  Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

•  Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

•  As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

•  The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

•  In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

•  When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

•  If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

•  A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

Risks in futures and options transactions include the following:

•  There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

  The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

•  The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•  A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs.

•  For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

•  With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

•  In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

•  The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

Additional Information about Specific Types of Securities

Non-Investment Grade Securities

The Bond Fund may purchase non-investment grade debt securities. In addition, the Bond Fund and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

The Investment Company currently anticipates than no Fund will invest more than 5% of its total assets in non-investment grade debt securities, although a Fund may hold a larger percentage if investment grade securities have been downgraded after purchase by the Fund.

U.S. Government and U.S. Government Agency Obligations

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. Government Obligations: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. Government Agency Obligations: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

Money Market Instruments

All of the Funds may purchase money market instruments, which include the following.

Certificates of Deposit. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at fixed interest rate, for which no negotiable certificate is received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

Treasury Bills. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturity, these money market instruments are considered to have low levels of market risk and credit risk.

Zero Coupon Securities and Discount Notes; Redeemable Securities

The Bond Fund, and the All America Fund to the extent it invests in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

Foreign Securities and American Depositary Receipts (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund, may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

Each of the Funds, other than the Money Market Fund and Bond Fund, may invest in ADRs, which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment restriction that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

•  changes in currency rates or currency exchange control regulations,

•  the possibility of expropriation,

•  the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

•  less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

•  the impact of political, social or diplomatic developments, and

•  the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad that would be encounter in the United States. In addition, transaction costs in foreign securities may be higher.

Convertible Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible debt securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

Asset-Backed Securities

The Bond Fund may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of they securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  invest more than 10% of its total assets in asset-backed securities,

•  invest in interest-only strips or principal-only strips of asset-backed securities, or

•  purchase the most speculative series or class of asset-backed securities issues.

Mortgage-Backed Securities

The Bond Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks — Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

•  if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

•  if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,

•  invest in interest-only strips or principal-only strips of mortgage-backed securities, or

•  purchase the most speculative class or series of collateralized mortgage obligation issues or other mortgage-backed securities issues.

Warrants

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

Preferred Stock

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company presently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1.  underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.  purchase physical commodities or contracts involving physical commodities;

3.  based on its investments in individual issuers, be non-diversified as defined under the 1940 Act and in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4.  based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, as amended from time to time.

5.  issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6.  invest more than 25% of its total assets in the securities of issuers in one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Money Market Fund may invest more than 25% of its total assets in instruments issued by U.S. banks.

7.  purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

8.  borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time; or

9.  lend assets to other persons, except to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC guidelines, as amended from time to time, or pursuant to any exemptive relief granted by the SEC.

Current 1940 Act provisions applicable to fundamental investment restriction #3 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies;

Current 1940 Act provisions applicable to fundamental investment restriction #4 above: The 1940 Act and rules thereunder currently restrict a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund.

Current 1940 Act provisions applicable to fundamental investment restriction #8 above: The 1940 Act and rules thereunder currently limit a Fund's borrowing to 331/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three days (excluding Sundays and holidays).

Current 1940 Act provisions applicable to fundamental investment restriction #9 above: The 1940 Act and rules thereunder currently limit a Fund's lending to 331/3% of its total assets, with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan for this purpose.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment restrictions are not fundamental policies. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives permitted investments. No Fund will:

1.  purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2.  invest in foreign exchange nor invest more that 25% of its total assets in securities of foreign issuers and American Depositary Receipts (ADRs);

3.  invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4.  make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5.  if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6.  invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC;

7.  purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8.  borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.  lend more than 10% of its assets;

10.  invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

11.  invest more than 5% of its total assets in equipment trust certificates;

12.  invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13.  purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14.  invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.  invest more than 5% of its assets in warrants; or

16.  invest more than 10% of its assets in preferred stock.

Disclosure of Portfolio Securities Information. The policies and procedures of the Investment Company with respect to disclosure of portfolio securities information are set forth in its compliance manual, which has been approved and adopted by the Board of Directors. The Board has also approved the Principal Underwriter's, Adviser's and other service providers' written compliance policies and procedures, which contain their policies and procedures with respect to disclosure of portfolio securities information. The Investment Company posts its top 10 holdings on its website each month. Typically the information is five to ten calendar days old when posted. The Investment Company discloses to shareholders and others only information that is made available to the public, on a quarterly basis. With the sole exception of certain disclosures to certain parties ("Recipients") that are for legitimate business purposes and beneficial to the Investment Company, such as providing information reasonably requested by consultants and rating services, no information on portfolio securities will be disclosed to any party until it has first been made available to the public on the Investment Company's website. Requests by Recipients will be reviewed on a case-by-case basis, and there are no ongoing arrangements for disclosing information to Recipients. Any disclosures to Recipients may be made only with advance approval of the Chief Executive Officer ("CEO"), Chief Compliance Officer ("CCO") and counsel, must contain limitations on use, must be limited in time, and, if the requested disclosure should include information not already available to the public as stated above, it must be covered by a confidentiality and nondisclosure agreement which includes an agreement not to use the information to make trading decisions on behalf of the Recipient or others. Since there has been no disclosure to Recipients of information which is not otherwise publicly available or otherwise, there are no confidentiality agreements in effect as of May 1, 2007. Because of this strict policy on disclosure, the potential for conflict of interest is very low, and the prior approval of the CEO and CCO for disclosure to Recipients, in part, seeks to determine and eliminate such conflicts as may arise and to assure that disclosure of information to Recipients is in the best interests of the Fund's shareholders. The CCO is responsible for monitoring and reporting to the Board on an annual basis any violations of the compliance manual of the Investment Company, the Adviser, or any service providers. There are no special or routine arrangements to permit disclosure of portfolio securities information that is not already available to the public and no such arrangements are permitted. Further, it is the Investment Company's policy that neither the Investment Company nor any other party receives any compensation for any disclosure of portfolio securities information by the Investment Company.

MANAGEMENT OF THE INVESTMENT COMPANY

Directors and Officers

The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940 ("Independent Directors"). The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on directors of investment companies by the Investment Company Act of 1940 and by the laws of Maryland. The Board of Directors elects officers of the Investment Company annually. The address of each Director and officer is c/o Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022-6839.

The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other investment companies advised by or affiliated with the Adviser with the sole exception of Mr. Waide, who serves on the Board of Directors of Mutual of America Investment Corporation, an affiliated registered investment company, which also receives investment advice from the Adviser.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen
Kevin M. Kearney age 54	since 2/96	Partner, Wingate, Kearney & Cullen (law firm)	Concern Worldwide, USA	8

John T. Sharkey age 70	since 2/96	Chairman & CEO, Kane, Saunders & Smart (consulting), March 2000 to present; Vice President, MCI WorldCom, until December 1999	Michael Smurfit Graduate School of Business (Dublin, Ireland)	8

Stanley Shmishkiss age 88	since 8/96	Owner, Stanley Shmishkiss Insurance Agency; Chairman Emeritus, American Cancer Society Foundation	Trustee, American Cancer Society Foundation	8

John Silber age 80	since 2/96	Professor & President Emeritus, Boston University	none	8

Patrick J. Waide, Jr. age 69	since 8/96	Senior Vice President, Administration, Sullivan & Company until March, 1998; Director, Drucker Foundation, 1996-1999, and President, 1999.	Trustee, School for Ethical Education; American Federation for Aging Research, Mutual of America Investment Corporation.	31

Interested Directors

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen
John Greed Chairman, President and Chief Executive Officer, age 47	since 9/03	Executive Vice President and Treasurer, Mutual of America and Mutual of America Holding Company, Inc.; Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Investment Corporation and Mutual of America Capital Management Corporation	Mutual of America Holding Company, Inc.	8

Mr. Greed is considered an "interested person" of the Investment Company because of his position with the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Officer
Manfred Altstadt Senior Executive Vice President, Treasurer and Chief Financial Officer, age 57	since 9/03	Senior Executive Vice President and Chief Financial Officer, Mutual of America, and Mutual of America Holding Company, Inc.; Chairman and Chief Executive Officer, Mutual of America Capital Management Corporation; Chairman, President and Chief Executive Officer, Mutual of America Investment Corporation	Mutual of America; Mutual of America Investment Corporation; Mutual of America Securities Corporation; Mutual of America Holding Company, Inc., Mutual of America Capital Management Corporation; Calvary Hospital; Calvary Fund; Calvary Holding Company; McQuade Children's Services; Army War College Foundation; Hazelden New York

Patrick A. Burns Senior Executive Vice President and General Counsel, age 60	since 10/94	Senior Executive Vice President and General Counsel, Mutual of America, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, and Mutual of America Investment Corporation; Chairman, President and Chief Executive Officer of Mutual of America Holding Company, Inc.	Mutual of America; Mutual of America Holding Company; Irish American Legal and Education Research Foundation

Thomas L. Martin Senior Vice President and Secretary, age 57	since 8/03	Senior Vice President and Associate General Counsel, Mutual of America	none

The officers and directors of the Investment Company own none of its outstanding shares (as individuals they are not eligible to purchase Fund shares). The Investment Company has an Audit Committee consisting of all of the independent directors, which meets four times per year prior to each and every quarterly Board meeting. The purposes of the Committee are to assist the Board with its oversight of management and the Investment Company's auditors regarding corporate accounting, financial reporting practices, and the quality and integrity of the Investment Company's financial reports, including the Investment Company's compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the performance of the Investment Company's internal audit functuion and of its independent auditors, and the preparation of all reports required by

SEC rules.The Audit Committee met four times in 2006. Mr. Kearney is the Chairman of the Audit Committee and Mr. Waide is the Audit Committee Financial expert.

The Investment Company has formed a nominating committee consisting of all of the independent directors, which meets on an as-needed basis. The purposes of the Committee are to assist the Board, as necessary by identifying individuals qualified to become Board members; to recommend to the Board the director nominees if any are to be voted on at the next annual meeting of shareholders; to assist the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancy; and to recommend to the Board, director nominees for each Board committee. The Nominating Committee did not meet in 2006. The Committee will consider nominees recommended by shareholders. Shareholders may submit nominations in writing to the Secretary of Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022-6839.

Mr. Shmishkiss is a trustee of the American Cancer Society Foundation, and Thomas J. Moran, the Chairman, President and Chief Executive Officer of Mutual of America, also is a trustee of that Foundation. Set forth below is a table showing compensation paid to the Independent Directors during 2006. The cost of compensating Independent Directors is divided equally among the Funds. The Interested Director and officers of the Investment Company do not receive compensation from the Investment Company for their services.

Name of Director	Aggregate Compensation from Investment Company(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Investment Company and Other Investment Companies in Complex(2)
Kevin M. Kearney	$38,000	None	None	$38,000
John T. Sharkey	$27,000	None	None	$27,000
Stanley Shmishkiss	$36,000	None	None	$36,000
John R. Silber	$33,000	None	None	$33,000
Patrick J. Waide, Jr.	$38,000	None	None	$76,000

(1)    Directors who are not "interested persons" of the Investment Company received from the Investment Company in 2005 an annual retainer of $24,000 and a fee of $1,500 for each Board or Committee meeting attended. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000. The Audit Committee Chairman and Financial Expert each receive an additional $500 for each committee meeting attended.

(2)    Directors who are not interested persons do not serve on the Board of any other investment company in the same complex as the Investment Company, with the sole exception of Mr. Waide, who is a director of Mutual of America Investment Corporation, an affiliated registered investment company.

The following table shows the shares of each Fund owned by each director of the Investment Company.

Fund	John Greed	Kevin. M. Kearney	John T. Sharkey	Stanley Shmishkiss	John Silber	Patrick J. Waide, Jr.
Equity Index	None	None	None	None	None	None
All America	None	None	None	None	None	None
Mid Cap Equity Index	None	None	None	None	None	None
Small Cap Value	None	None	None	None	None	None
Small Cap Growth	None	None	None	None	None	None
Bond	None	None	None	None	None	None
Money Market	None	None	None	None	None	None
Aggressive Equity	None	None	None	None	None	None

As of December 31, 2006, Mutual of America Life Insurance Company (Mutual of America), together with its affiliates, owned approximately $39.0 million of the All America Fund's shares, $39.0 million of the Mid-Cap Equity Index Fund's shares, $18.1 million of the Aggressive Equity Fund's shares, $32.0 million of the Bond Fund's shares, $3.2 million of the Money Market Fund's shares and $29.2 million of the Equity Index Fund's shares. Mutual of America has the right to vote its shares at any meeting of shareholders. Based on its ownership of shares on the date of this Statement of Additional Information, Mutual of America and its affiliates will control the outcome of voting by shareholders of each of the All America, Mid-Cap Equity Index, Bond, Equity Index and Aggressive Equity Funds. The address for Mutual of America, a New York corporation, is 320 Park Avenue, New York, NY 10022-6839.

INVESTMENT ADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the "Adviser" or "Capital Management"), an indirect wholly-owned subsidiary of Mutual of America. The Adviser's address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser provides investment management services to the Investment Company, Mutual of America Investment Corporation and the General Account of Mutual of America. The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this SAI. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors. Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

•  performing investment research and evaluating pertinent economic, statistical and financial data;

•  consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

•  implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

•  management of investments;

•  reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

•  maintaining all required records;

•  making arrangements for the safekeeping of assets; and

•  providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

Advisory Fees. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

Equity Index Fund — .125%

All America Fund — .50%

Mid-Cap Equity Index Fund — .125%

Aggressive Equity Fund — .85%

Small Cap Value Fund—.85%

Small Cap Growth Fund—.85%

Bond Fund — .45%

Money Market Fund — .20%

Investment Advisory Fees Paid by Funds to Adviser

Fund	2006	2005	2004
Equity Index	$82,164	$68,843	$61,727
All America	$294,541	$279,241	$287,834
Mid-Cap Equity Index	$68,253	$56,614	$42,402
Aggressive Equity	$168,121	$145,007	$132,669
Bond	$279,082	$255,824	$230,053
Money Market	$174,474	$127,370	$113,960
Total Fees	$1,066,635	$932,899	$868,645

The Small Cap Value and Small Cap Growth Funds are not shown because they are commencing operations on or after May 1, 2007.

Other Fund Expenses. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

•  brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

•  directors' fees and expenses,

•  fees and expenses of its independent certified public accountants,

•  fees and expenses of its legal counsel,

•  the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

•  the cost of preparation and filing registration statements and amendments thereto,

•  accounting and recordkeeping services,

•  bank transaction charges and custodian's fees,

•  any proxy solicitors' fees and expenses,

•  SEC filing fees,

•  any federal, state or local income or other taxes,

•  any membership or licensing fees of the Investment Company Institute and similar organizations,

•  fidelity bond and directors' liability insurance premiums, and

•  any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Reimbursements by the Adviser. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to the amount of the investment advisory fees paid by the Fund to the Adviser, which are at an annual rate of .85% of the net assets of the Aggressive Equity Fund, the Small Cap Value Fund and the Small Cap Growth Fund, .50% of the net assets of the All America Fund, .45% of the net assets of the Bond Fund, .20% of the net assets of the Money Market Fund, and .125% of the net assets of each of the Equity Index Fund and Mid-Cap Equity Index Fund. This expense limitation obligation of the Adviser was contractual for the initial period April 1, 2002 through December 31, 2002 and renews each calendar year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new calendar year. The limitation was not terminated, and remains in effect through 2007. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, and the Adviser could decide to discontinue reimbursements upon the termination of its contractual obligation.

Additional Disclosure — Portfolio Managers of the Adviser

Additional Information Concerning Portfolio Managers

The following information is current as of December 31, 2006.

Portfolio Manager Compensation — Adviser

This description of the structure of, and the method used to determine the compensation of, the portfolio managers applies to all portfolio managers of the Adviser and the person overseeing the index Funds of the Investment Company.

All portfolio managers of the Adviser receive a fixed base annual salary and may qualify for an annual incentive compensation award, or bonus. The bonus is based upon the pre-tax annual performance of the portions or segments of Funds managed by the portfolio manager relative to the appropriate nationally recognized benchmarks which have been selected for each portion or segment ("portfolio"), which can be adjusted by a factor related to the performance of the Insurance Company. The portfolio benchmarks consist of well-recognized indices such as the

Standard and Poor's® 500 Index, and the Russell 2000® Index, which vary by portfolio and are more specifically described by portfolio in the Prospectus and this SAI.

All employees of the Adviser are entitled to health insurance, group life insurance and group disability coverage, a non-contributory defined benefit pension plan, and an employer-matched 401(k) plan. Certain senior management employees are also eligible for a long term performance-based incentive compensation plan. Under the plan, shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Insurance Company's General Account statutory surplus and the maintenance of certain financial ratios. No relocation plan applies to the portfolio managers.

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Stephen Rich	Executive Vice President Portfolio Manager	Small Cap Value (Aggressive Equity and All America Fund) Small Cap Value Fund	Russell 2000® Value Russell 2000® Value

Andrew Heiskell	Executive Vice President Director of Fixed Income	Bond Fund	Lehman Brothers Aggregate

Thomas Dillman	Executive Vice President	Large Cap portfolio (All America Fund)	S&P 500®

Gary Wetterau	Executive Vice President Portfolio Manager	Bond Fund	Lehman Brothers Aggregate

Marguerite Wagner	Executive Vice President Portfolio Manager	Small Cap Growth (Aggressive Equity and All America Fund) Small Cap Growth Fund	Russell 2000® Growth Russell 2000® Growth

Eleanor Innes	Second Vice President	Equity Index Mid-Cap Equity Index	S&P 500® S&P 400®

Other Information — Adviser

The Adviser's portfolio managers do not manage funds or portfolios for entities other than clients of the Adviser. The Adviser manages only funds of Mutual of America Institutional Funds, Mutual of America Investment Corporation, Inc., and a few individually managed pension plans holding contracts with the Insurance Company, all of which are identified below. In regard to possible conflicts, if a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Funds have adopted procedures for allocating portfolio transactions across multiple Funds and accounts. The following information concerning the portfolio managers and the person, overseeing the index Funds is in addition to that provided in the Prospectus under the heading, "Portfolio Managers".

The section under each person's name entitled "Ownership of Securities" sets forth a range within which the person's investments in the Investment Company Funds fall. The access persons of the Adviser are subject to restrictions contained in the Code of Ethics adopted by the Adviser in accordance with Rule 204A-1 under the Investment Advisers Act of 1940, which addresses conflicts of interest between access persons and a Fund. Trades are allocated pro rata among clients. The information is presented in tabular format followed by more detailed explanatory text.

Name and Title	Registered Investment Companies [Assets as of 12/31/07]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities owned in the Fund*
Stephen Rich, Executive Vice President, Portfolio Manager	5 MOAIF Aggressive Equity Fund Small Cap Value portfolio [$11 million]; MOAIF All America Fund Small Cap Value Portfolio [$7 million]; MOAIF Small Cap Value Fund (commencing operations on or after May 1, 2007) Mutual of America Investment Corporation (MOAIC) All America Fund Small Cap Value portfolio [$43 million] MOAIC Small Cap Value Fund [$246 million] MOAIC Mid Cap Value Fund [$33 million]	0	1 • [$58 million]	0

Marguerite Wagner, Executive Vice President, Portfolio Manager	5 MOAIF Aggressive Equity Fund Small Cap Growth portfolio [$10 million]; MOAIF All America Fund Small Cap Growth portfolio [$7 million]; MOAIF Small Cap Growth (commencing operations on or after May 1, 2007) MOAIC All America Fund Small Cap Growth portfolio [$42 million] MOAIC Small Cap Growth Fund [$224million]	0	2 other accounts • [$8 million] • [$57 million]	0

Andrew Heiskell, Executive Vice President, Portfolio Manager	4 MOAIF Bond Fund [$67 million] MOAIC Bond Fund [$343 million] MOAIC Mid-Term Bond Fund [$107 million] MOAIC Composite Fund Fixed Income portfolio [$94 million]	0	6 other accounts • [$43 million] • [$12 million] • [$17 million] • [$6 million] • [$13 million] • [$5.327 billion]	0

Thomas Dillman, Executive Vice President	4 MOAIF All America Fund Large Cap portfolio [$14 million] MOAIC All America Fund Large Cap portfolio [$85 million] MOAIC Composite Fund Large Cap core [$136 million]	0	1 other account • $125 million]	0

Gary Wetterau, Executive Vice President, Portfolio Manager	4 MOAIF Bond Fund [$67 million] MOAIC Bond Fund [$343 million] MOAIC Mid-Term Bond Fund [$107 million] MOAIC Composite Fund Fixed Income portfolio [$94 million]	0	7 other accounts • [$43 million] • [$12 million] • [$17 million] • [$6 million] • [$13 million] • $5.327 billion] • [$4 million]	0

Name and Title	Registered Investment Companies [Assets as of /07]	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Securities owned in the Fund*
Eleanor Innes, Second Vice President	Oversees 6 MOAIF Equity Index Fund [$78 million] MOAIF Mid-Cap Equity Index Fund [$50 million] MOAIF All America Fund Indexed portfolios [$41 million] MOAIC Equity Index Fund [$811 million]] MOAIC Mid-Cap Equity Index Fund [$357 million] MOAIC All America Fund Indexed portfolios [$254 million]	0	0	0

* Note: The Investment Company is only available to institutional investors.

Eleanor Innes — Second Vice President of the Adviser

• Length of Service:	7 years at Adviser 13 years investment experience

• Role:	Oversees the index portfolios

• Portfolios Managed of Registered Investment Companies:	None
Oversees the Index portfolio of the MOAIF All America Fund ($41 million)
Equity Index Fund ($78 million),
Mid Cap Equity Index Fund ($50 million)
Also oversees the Indexed portfolios of the MOAIC All America Fund ($254 million),
MOAIC Equity Index Fund ($811 million),
MOAIC Mid-Cap Equity Index Fund ($357 million)

• Other Accounts	0

• Education:	Undergraduate — State University of New York at Binghamton

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
MOAIC Small Cap Growth Fund — $10,001 - 50,000
MOAIC Small Cap Value Fund $10,001 - 50,000]
MOAIC Mid-Cap Equity Index Fund $50,001 - $100,000

Andrew Heiskell — Executive Vice President of the Adviser, Portfolio Manager

• Length of Service:	15 years at Adviser 32 years investment experience

• Role:	Sets fixed income investment strategy Manages and oversees the Fixed Income portfolios

• Portfolios Managed of Registered Investment Companies:	MOAIF Bond Fund ($67 million) Also manages the MOAIC Bond Fund ($343 million), MOAIC Mid-Term Bond Fund ($107 million), MOAIC Composite Fund Fixed Income portfolio ($94 million)

• Other Accounts	6 • [$43 million] • [$12 million] • [$17 million] • [$6 million] • [$13 million] • [$5.327 billion]

• Education:	Undergraduate — University of Tennessee J.D. — Georgia School of Law

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
MOAIC Equity Index Fund — $100,001 - $500,000

Stephen Rich — Executive Vice President of the Adviser, Portfolio Manager

• Length of Service:	3 years at Adviser 16 years investment experience

• Role:	Manages the Small Cap Value portfolio of the All America Fund and Aggressive Equity Fund

• Portfolios Managed of Registered Investment Companies:	MOAIF Aggressive Equity Fund Small Cap Value portfolio ($11 million)
MOAIF All America Fund Small Cap Value portfolio ($7 million)
MOAIF Small Cap Value Fund (commencing operations on or after May 1, 2007)
Also manages the MOAIC All America Fund Small Cap Value portfolio ($43 million), MOAIC Small Cap Value Fund ($246 million),
MOAIC Mid Cap Value Fund ($33 million)

• Other Accounts	1 • [$58 million]

• Education:	Undergraduate — Princeton University M.B.A. — New York University

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
MOAIC Mid Cap Value Fund — $10,001 - 50,000

Gary Wetterau — Executive Vice President of the Adviser, Portfolio Manager

• Length of Service:	11 years at Adviser 17 years investment experience

• Role:	Manager of Mortgage Backed portfolio of Fixed Income Funds

• Portfolios Managed of Registered Investment Companies:	MOAIF Bond Fund ($67 million) Also manages the MOAIC Bond Fund ($343 million), MOAIC Mid-Term Bond Fund ($107 million), MOAIC Composite Fund Fixed Income portfolio ($94 million)

• Other Accounts	7 • [$43 million] • [$12 million] • [$17 million] • [$6 million] • [$13 million] • $5.327 billion] • [$4 million]

• Education:	Undergraduate — U.S. Air Force Academy M.B.A. — University of Arizona

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex.
MOAIC Bond Fund — $10,001 - $50,000
MOAIC Mid-Term Bond Fund — $10,001 - $50,000
MOAIC Equity Index Fund — $50,001 - $100,000

Thomas J. Dillman, Executive Vice President of the Adivser, Director of Research

• Length of Service:	3.5 years at Adviser 26 years investment experience

• Role:	Director of Research

• Portfolios Managed of Registered Investment Companies:	MOAIF All America Fund Large Cap portfolio ($14 million) Also manages the MOAIC All America Fund Large Cap portfolio ($85 million), MOAIC Composite Fund Large Cap portfolio ($136 million)

• Other Accounts	1 • [$125 million]

• Education:	Undergraduate: Lehigh University; Ms. Ed. Lehigh University; MBA University of Pennsylvania (Wharton School)

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex: MOAIC Bond Fund — $10,001 - $50,000

Marguerite Wagner — Executive Vice President of the Adviser, Portfolio Manager

• Length of Service:	2 years at Adviser. 22 Years of investment management experience.

• Role:	Portfolio Manager for Small Cap Growth portfolio of Aggressive Equity Fund and All America Fund;

• Portfolios Managed of Registered Investment Companies:	MOAIF All America Fund Small Cap Growth portfolio ($7 million)
MOAIF Aggressive Equity Fund Small Cap Growth portfolio ($10 million)
MOAIF Small Cap Growth Fund (commencing operations on or after May 1, 2007)
Also manages the MOAIC Small Cap Growth Fund ($224 million),
MOAIC All America Fund Small Cap Growth portfolio ($42 million)

• Other Accounts	2 • [$8 million] • [$57 million]

• Education:	Undergraduate, Pennsylvania State University; MBS, New York University (Stern School of Business)

• Ownership of Securities:	There are no investments in the Funds because only institutional investors may purchase Fund shares. Listed below are investments in mutual funds within an affiliated fund complex:
MOAIC Small Cap Growth Fund — $1 - 10,000
MOAIC Equity Index Fund — $1 - 10,000
MOAIC Bond Fund — $1 - $10,000

Subadvisory Fees. There were no Subadvisory fees paid during 2006. Prior to July 29, 2005, the Adviser paid a Subadviser for advisory services it provided to the All-America Fund at the annual rate of .30% of net assets, calculated as a daily charge.

Fees Paid by Adviser to Subadviser
For Past Three Years

Subadviser	2006	2005	2004
Oak Associates, Ltd.	$0	$9,783	$17,115
Total	$0	$9,783	$17,115

Codes of Ethics. The Investment Company, the Adviser and the Securities Corporation have adopted codes of ethics under Rule 17j-1 of the 1940 Act and the Adviser has adopted a code of ethics which also complies with Rule 204A-1 of the Investment Advisers Act of 1940. Persons subject to these codes (generally, persons with access to information about investment programs of the Funds) may not purchase securities in which the Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur within certain black-out periods imposed under the codes. The Investment Company has also adopted a code of ethics applicable to its chief executive officer and its principal financial and accounting officers as disclosed in its shareholder reports.

ADMINISTRATIVE AGREEMENTS

Accounting and Recordkeeping Agent

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus.

As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services in connection with the Investment Company.

Transfer Agent

State Street Bank and Trust Company ("State Street") serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement, as amended, with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. State Street's address is P.O. Box 1978, Boston, Massachusetts 02105, Attn: Mutual Fund Services.

For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Selection of Brokers and Dealers

The Adviser is responsible for decisions to buy and sell securities for the Funds of the Investment Company for which it provides services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

•  The Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

•  The Adviser may select broker-dealers which provides it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

•  When purchasing or selling securities trading on the over-the-counter market, the Adviser will generally execute the transaction with a broker engaged in making a market for such securities.

•  The Adviser may place certain orders with its affiliates, subject to the requirements of the 1940 Act.

•  No transactions may be effected by a Fund with an affiliate of the Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser uses these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser in providing investment advice to the Investment Company. To the extent that the Adviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

The Investment Company paid aggregate brokerage commissions of $101,705 in 2006, $131,376 in 2005 and $249,367 in 2004.

Commissions to Affiliated Brokers

For the years 2004, 2005 and 2006 no commissions were paid to affiliated brokers.

Portfolio Turnover

The Adviser does not consider portfolio turnover rate to be a limiting factor when it deems it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Adviser does not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.

The All America Fund's portfolio turnover rate for the year ended December 31, 2006 was approximately 27%, as compared wth 47% for the year ended December 31, 2005. The higher turnover rate in 2005 was due to the transition of new portfolio managers for two segments of the Fund during that year.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Net Asset Value

An investor purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

•  the sum of the value of the securities the Fund holds,

•  plus any cash or other assets, including interest and dividends accrued, and

•  minus all liabilities, including accrued expenses.

The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day during which such Exchange is open for trading (a Valuation Day). A Valuation Period for calculation of a Fund's net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day.

A Fund's net asset value per share is equal to the Fund's net asset value divided by the number of Fund shares outstanding.

Pricing of Securities Held by the Funds

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1)  If market quotations are readily available for an investment, the Adviser uses market value as follows:

•  An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

•  For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

•  Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2)  If there are any portfolio securities or assets for which market quotations are not readily available, or for other reasons set forth in the Prospectus, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company. See Pricing of Fund Shares in the Prospectus.

3)  If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

•  A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

•  The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

•  Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)  For stock options and futures contracts, these valuations apply:

•  Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

•  When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

•  If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

•  If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

•  A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

•  Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

Frequent Transfers

The Prospectus discloses the Investment Company's Policy on frequent transfers. The Investment Company has not entered into arrangements with any persons or entities to permit frequent transfers and no such arrangements are permitted.

TAXATION OF THE INVESTMENT COMPANY

Taxes on Funds' Investment Earnings and Income

Each Fund intends to qualify and elect treatment as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. A Fund will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company and satisfies certain requirements including diversification, gross income, and minimum income distribution rules that are necessary to qualify as a regulated investment company.

If a Fund were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on its ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.

Generally, Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" in the amounts and at the times necessary and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.

Income Dividends and Capital Gains Distributions

The Investment Company declares dividend distributions in June, September and December in the case of net investment income and in September and December in the case of net realized short or long-term capital gains. A shareholder's dividend distributions are automatically reinvested in full or fractional shares of the Fund to which they relate, unless the shareholder elects on its application or an amendment to the application either (1) to receive dividend distributions in cash or, (2) in the case of distributions by the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity and Bond Funds, to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived).

Cash dividend distributions are paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

TAXATION OF U.S. SHAREHOLDERS

The discussion below provides information that may be helpful to a shareholder, but it is not a detailed explanation of the Federal income tax treatment of a shareholder. In addition, the discussion does not address state, local or foreign taxation. Potential purchasers of shares of a Fund are encouraged to consult their tax advisers regarding specific questions as to Federal, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well. Many of the rules set forth below do not apply to not-for-profit organizations and other entities that are not subject to Federal income taxation.

Characterization of Funds' Distributions. Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

Passive Foreign Investment Company ("PFIC"). Due to investment laws in certain foreign countries, it is possible that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a PFIC for U.S. federal income tax purposes and may be subject to U.S. Federal income tax law in certain circumstances.

Foreign Currency Gains or Losses. Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

Taxation of Foreign Country Income. Investment income received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers held by any Fund will be limited, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.

Redemptions and Exchanges. Redemptions and exchanges of a Fund's shares are taxable events, and shareholders may realize gains or losses on such events. A shareholder's loss realized on a sale or exchange of shares of a Fund will be disallowed if the shareholder acquires other Fund shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for more than one year, which is not disallowed, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares.

Original Issue Discount. The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Accordingly, there is a risk that the Fund may have to sell other securities to satisfy distribution requirements under the Internal Revenue Code. Debt securities that a Fund acquires also may be subject to the market discount rules.

Capital Gains Rates for Entities Other than Individuals. Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Dividends Received Deductions. Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Small Cap Value and Small Cap Growth Funds will designate the portion of any distributions that qualify for the 70% dividends received deduction. The amount designated may not exceed the amount received by the Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Qualified Dividend Income. Certain dividends paid by the Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Small Cap Value and Small Cap Growth Funds may be subject to a maximum rate of 15% with respect to non-corporate taxpayers, as provided for by the Jobs Growth Tax Relief Act of 2003.

Private Foundations. Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes.

The factors that a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio. A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted. Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

Retirement Trusts, Including Qualified Plans. The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended (ERISA), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries.

In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code). Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

Shareholder Withholding

The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to a shareholder who is not exempt from back-up withholding, because the shareholder has not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 28% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

The following is an example of the calculation of the Money Market Fund's current yield of 5.14% for the seven-day period ended December 29, 2006 (excluding Christmas Day). Yields may fluctuate substantially from the example shown.

1.  Value for December 22, 2006..........$14.096460

2.  Value for December 29, 2006 (exclusive of capital changes and any non-investment income)..........$14.110357

3.  Net change equals Line 1 subtracted from Line 2..........$0.013897

4.  Base period return equals Line 3 divided by Line 1...........000986

5.  Current yield equals Line 4 annualized (multiplied by 365/7)..........5.14%

The Money Market Fund calculates effective yield by following Steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

Effective Yield = [(Base Period Return + 1) 365/7] –1

Calculation of Total Return and Average Annual Total Return. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gain distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

T = (ERV/P)1/n –1

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Return
For Periods Ended December 31, 2006*

Fund	One Year	Five Years	Ten Years	Life of Fund*
Equity Index	15.61%	6.02%	N/A	2.02%
All America	15.56%	5.96%	7.20%	7.73%
Mid-Cap Equity Index	10.32%	10.75%	N/A	7.29%
Aggressive Equity	16.06%	7.70%	N/A	3.03%
Bond	4.26%	4.27%	4.81%	4.98%
Money Market	4.91%	2.31%	N/A	3.63%

Cumulative Total Returns
For Periods Ended December 31, 2006*

Fund	One Year	Five Years	Ten Years	Life of Fund*
Equity Index	15.61%	33.95%	N/A	16.57%
All America	15.56%	33.57%	100.42%	121.39%
Mid-Cap Equity Index	10.32%	66.62%	N/A	56.16%
Aggressive Equity	16.06%	44.90%	N/A	20.81%
Bond	4.26%	23.25%	59.97%	67.99%
Money Market	4.91%	12.10%	N/A	41.19%

*  Dates the Funds commenced operations: All America and Bond Funds — May 1, 1996; Money Market Fund — May 1, 1997; Equity Index Fund — May 3, 1999; Mid-Cap Equity Index and Aggressive Equity Funds — September 1, 2000. No returns are shown for the Small Cap Value and Small Cap Growth Funds because they are commencing operations on or about May 1, 2007.

Yield of The Bond Fund. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by the Adviser derived from such indices or averages.

Comparative Indices for the Funds

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

It is not possible for an investor to directly invest in an unmanaged index. Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.

Equity Index Fund and All America Fund: Performance of each of these Funds is compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500® Index").

The S&P 500® Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500® Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500® Index represents about 80% of the market value of all issues traded on the NYSE.

Mid-Cap Equity Index Fund: Performance is compared to the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index").

The S&P MidCap 400® Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. A majority of the stocks are listed on the New York Stock Exchange and a significant portion are traded on the Nasdaq National Market (over-the-counter).

Aggressive Equity Fund: Performance is compared to the Russell 2000® Index.

The Russell 2000® Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index (a broad index encompassing approximately 98% of the entire U.S. stock market). The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly.

Small Cap Growth Fund: Performance is compared to the Russell 2000® Growth Index.

The Russell 2000® Growth Index contains those Russell 2000® securities with higher price-to-book ratios and higher price-earnings ratios. Securities in this index have a greater than average growth orientation.

Small Cap Value Fund: Performance is compared to the Russell 2000® Value Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Bond Fund: Performance is compared to the Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate Index").

This Lehman Aggregate Index represents U.S. fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa  —  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  —  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A  —  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  —  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  —  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  —  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  —  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  —  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  —  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's:

AAA  —  Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA  —  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A  —  Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  —  Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB/  —
B/
CCC/
CC  Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such CC debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C  —  The rating C is reserved for income bonds on which no interest is being paid.

D  —  Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DISTRIBUTION OF FUND SHARES

Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Distributor), an indirect, wholly-owned subsidiary of Mutual of America, serves as the principal underwriter and distributor of Fund shares. The Distributor and Mutual of America, whose address is 320 Park Avenue, New York, New York 10022-6839, are affiliates of the Adviser.

The Distributor does not receive compensation for distributing Fund shares, and it is not obligated to distribute any specific amount of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Registered representatives of the Distributor, located in its home office and 36 field offices throughout the United States, participate in the distribution of shares of the Funds. The Distributor's registered representatives are salaried employees of Mutual of America or the Adviser and receive no commissions for distributing the Fund shares. Each representative is eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the field office with the highest sales of Fund shares in a year will receive a trip to a conference site in the United States to attend a sales meeting.

Shares of the Fund are offered on a continuous basis. There is no sales charge or deferred sales charge for the purchase of Fund shares and accordingly there are no breakpoint discounts.

LEGAL MATTERS

The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Investment Company for the year ended December 31, 2006 have been incorporated by reference in the Statement of Additional Information in reliance upon the reports of KPMG LLP, 345 Park Avenue, New York, NY 10154, independent registered public accounting firm, incorporated by reference herein.

CUSTODIAN

JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019, acts as Custodian of the Investment Company's assets.

USE OF STANDARD & POOR'S INDEXES

The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Equity Index Fund, the All America Fund, the Mid-Cap Equity Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund particularly or the ability of the S&P 500® Index or the S&P MidCap 400® Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index and S&P MidCap 400® Index, which are determined, composed and calculated by S&P without regard to the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund. S&P has no obligation to take the needs of the Investment Company or the owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P is not responsible for and has not participated in the determination of the net asset values of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, the amount of the shares of such Funds or the timing of the issuance or sale of the Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund and S&P MidCap 400® Index, the All America Fund or the Mid-Cap Equity Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Investment Company, owners of the Equity Index Fund, the All America Fund or the Mid-Cap Equity Index Fund, or any other person or entity from the use of the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties or merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or the S&P MidCap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibilities of such damages.

PROXY VOTING POLICIES AND PROCEDURES

On November 3, 2003 the Board of Directors of the Investment Company adopted Proxy Voting Policies & Procedures ("Proxy Policy"). A copy of the Proxy Policy is attached hereto as APPENDIX "A". A copy of the Proxy Policy and information regarding how the Investment Company voted its proxies relative to portfolio securities during the most recent 12 month period ended June 30 can be obtained free of charge by calling 1-800-914-8716. The Investment Company's Proxy Voting Record for the shares it owns, which includes how the Investment Company voted its proxies during the most recent 12 month period ended June 30, can be obtained from the Securities and Exchange Commission's website at www.sec.gov, by viewing our Form N-PX on the EDGAR system.

Appendix A

Proxy Voting Policy and Procedures

Mutual of America Investment Corporation

Attached is the Proxy Voting Policy and Procedures adopted by the Board of Directors of Mutual of America Institutional Funds at its regular Board meeting held on November 3, 2003.

MEMORANDUM

MUTUAL OF AMERICA
CAPITAL MANAGEMENT

To:  Mutual of America Investment Corporation
  Mutual of America Institutional Funds, Inc.

From:  Mutual of America Capital Management Corporation

Date:  October 1, 2003

Re:  Policy Statement and Procedures Regarding
  Proxy Voting ("Proxy Voting Policy")

We understand that, in connection with your obligation to comply with Rule 30b1-4 under the Investment Company Act of 1940 ("1940 Act") and the 1940 Act forms modified in conjunction therewith, you wish this Company as your adviser to: (i) permit you to adopt its Proxy Voting Policy, (ii) prepare and timely File Form N PX for each year commencing with the 12 months ended June 30, 2004, (iii) respond to shareholder requests in accordance with all requirements of Law and Regulation for a description of the Proxy Voting Policy, and for The Proxy Voting Record (which may be available by a toll free or collect phone line or on the fund website if there is one and on the S.E.C. website), and (iv) maintain, or cause to be maintained, all proxy voting records as required by Law and Regulation.

We further understand that, in the event of a conflict among or between the interests of the adviser, the funds, the shareholders, the principal underwriter or any affiliated persons thereof, we will promptly notify the fund and shareholders affected and we will not cast a vote absent a written consent from the affected Fund or shareholders. The sole exception to the requirement of a written consent from the fund and affected shareholders when there is such a conflict is the case where the matter which is being voted upon falls within the Standing Proxy Vote policy set forth in paragraph 5 of the Proxy Voting Policy, and Routine Issues as described in paragraph 4 of the attached Proxy Voting policy. Routine Issues fall within standard categories developed by a disinterested third party proxy service retained by the adviser. In such case, the vote will be cast in the predetermined manner.

You may consider this document as an amendment to the Proxy Voting Policy for purposes of our providing proxy voting services to your fund and shareholders, and for purposes of adopting the Proxy Voting Policy on behalf of your funds. If there are any changes to the Proxy Voting Policy you will be notified, and no such changes shall affect you unless you agree to same.

Mutual of America Capital Management Corporation.

By:

/s/ Richard Ciecka
President

att.

MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION
POLICY STATEMENT AND PROCEDURES
REGARDING PROXY VOTING

Adopted on, July 31, 2003

Policy Statement

It is the policy of Mutual of America Capital Management Corporation (the "Corporation"), with respect to assets under its management where it has voting authority:

1.  To vote all proxies in the best interests of its clients and in accordance with applicable investment policies, restrictions and limitations, to vote all proxies so as to maximize the economic value of the shares held by such clients.

2.  To vote all proxies in accordance with the duly adopted voting policies of such clients where such policies are applicable.

3.  To comply with the Procedures set forth below.

4.  To provide disclosure to clients of the within policies and procedures, to disclose how clients may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

Procedures

1.  Proxies will be voted based upon and consistent with criteria established herein as same may be amended in writing by the Proxy Committee from time to time and the voting standards attached hereto ("Voting Standards"). Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these procedures.

2.  A Proxy Committee consisting of the President and one or more individuals (not to exceed five) designated by the President of the Corporation shall comprise the Committee. The Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall be a quorum. In the case of the Committee consisting of three or four persons, two shall constitute a quorum, and for a Committee of five persons, three shall constitute a quorum.

3.  Records of all proxy votes will be maintained as follows:

A.  A brief description of the proxy proposal for each company in the portfolio.

B.  The vote cast on each proposal.

C.  Each account and its holdings shall be reflected as of (or as close as possible to) the record date.

D.  A record of any calls or other contacts made regarding a vote.

E.  A record of the reason for each vote, including, whether the proxy was voted according to a specific guideline.

F.  Notification that a proxy has not been received.

G.  Verification that the shares listed on the proxy match the Corporation's records.

H.  The name and title of the individual voting the proxy.

I.  A record of any Proxy Committee actions.

  Unless the Company shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Corporation's offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than an additional three years. Proxy statements received on behalf of stock for which the Company is authorized to vote proxies may be maintained on the EDGAR system if management chooses to do so.

4.  The Voting Standards which are attached hereto and incorporated herein by reference, identify proxy issues or proposals considered: (i) as not materially impacting the economic value of the stocks to which they relate ("Routine Issues") which generally, will be voted in favor of the position supported by management of the company whose stock is being voted; (ii) as materially impacting the economic value of the stock to which they relate ("Non-Routine Issues"), such as votes with respect to preemptive rights, "poison pill" proposals, mergers, spin-offs and takeovers, recapitalizations, restructurings, changes in corporate governance, adoption or amendment of compensation plans (including without limitation stock options) and other Standing Proxy Votes described below and (iii) as being issues of Corporate social responsibility or social and environmental issues in general.

5.  The current Standing Proxy Vote Policy of the Company shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. The Standing Proxy Vote Policy described above may be determined to be inappropriate in a particular case and action which does not comport with the Standing Proxy Vote Policy may be taken, if authorized in accordance with the following paragraph.

6.  Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for consideration of the appropriate action to take. The Proxy Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

7.  If a Non-Routine Issue falls into a category for which there is no Voting Standard, the Proxy Committee shall be consulted. The Proxy Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

8.  Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy or limitation, or restriction established for any client's account, the President or Executive Vice President and Assistant to the President and CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Committee for ratification prior to the vote in question. The Proxy Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

9.  The Proxy Voting Policies of unaffiliated management companies require voting on a pass-through basis, and votes of proxies received from such unaffiliated managers will be handled in accordance with this document and the Voting Standards. Upon request of clients who have assets under management by such unaffiliated managers, the Corporation will obtain and furnish to them proxy voting records of such unaffiliated managers.

10.  No officer or employee of the Corporation shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Corporation's Voting Standards or fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall immediately be reported to the President. Further, in cases where there exists a material conflict of interest between the Corporation and its interests, and the economic interests of the Corporation's client owning the shares being voted, the Corporation shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

  Further, it is the policy of the Corporation not to join any group for the purpose of waging a proxy contest or to trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Committee except for requests merely that the proxies be voted in order to achieve a quorum.

  No employee of the Corporation may discuss the Corporation's proxy votes with any person not employed by the Corporation or its client or in any way indicate how the Corporation will vote on any issue prior to the vote being cast, nor may any employee of the Corporation disclose how the Corporation has voted except as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Corporation's proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

11.  The Corporation shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Corporation's proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Corporation (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Company which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

The Corporation adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A.  The President shall appoint a Compliance Officer to ensure that the Corporation is at all times in full and complete compliance with all applicable laws and regulations.

B.  The Proxy Committee shall meet at least semiannually to review the voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers.

C.  The Proxy Committee shall review the within policy statement and procedures on an annual basis and more frequently when warranted, and shall adopt written changes and amendments hereto as necessary.

D.  The Proxy Committee shall review Corporation's compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.

E.  To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser's Act of 1940, the Company may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures.

F.  It is specifically understood that the Company's clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

I  hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Corporation, along with the attached Proxy Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.

    MUTUAL OF AMERICA
    CAPITAL MANAGEMENT CORPORATION

  By:

    /s/ Richard Ciecka
    President

  Dated: July 31, 2003

Proxy Voting
Standards

Routine Issues

Proxy proposals relating to:

•  uncontested election of directors

•  approval of auditors which have been selected on the auditing committee of the company whose shares are being voted

•  fixing number of directors

•  corporate name change

•  change in time and place of meeting

•  adjournment of meeting

•  other business (providing the topic does not fall within another category, below)

•  employee stock purchase plans

•  increase in authorized shares of stock (except private placements)

•  reverse stock splits

•  standard corporate governance provisions which do not reduce oversight or accountability of management (declassifying board, supermajority votes, etc.)

•  compensation plans which are within parameters viewed as customary for the type of company and level of employees, and which do not work to the economic detriment of the corporation's clients.

shall be considered Routine Issues and voted in accordance with the written voting recommendations provided by Institutional Shareholder Services, the corporation's proxy voting service provider. All other issues shall be considered Non-Routine Issues and shall be submitted to a member of the Proxy Committee.

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: director independence; long-term corporate performance record relative to a market index; composition of board and key board committees; nominee's attendance at meetings (past two years); nominee's investment in the company, whether a retired CEO sits on the board; and whether the chairman is also serving as CEO; nominee's resume and experience, nominee's business philosophy and nominee's reputation as a capable, ethical businessman/worker.

In cases of significant votes and when information is readily available, also review: corporate governance provisions and takeover activity; board decisions regarding executive pay; director compensation; number of other board seats held by nominee; and interlocking directorships.

Chairman and CEO are the Same Person

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Majority of Independent Directors

Vote for shareholder proposals requesting that the board be comprised of a majority of independent directors.

Vote for shareholder proposals requesting that the board audit compensation and/or nominating committees include independent directors exclusively.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office

Vote against Shareholder proposals to limit the tenure of outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) if only the director's legal expenses would be covered under the existing corporate charter, by-laws or preexisting resolutions of the board.

Charitable Contributions

Vote against shareholder proposals regarding the making or increasing of charitable contributions.

Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors in addition to those set forth above for uncontested elections: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering that will positively impact shareholders as well as the likelihood that the proposed objectives and goals can be met; independence; makeup of Board; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.

Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent: or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position or the independent auditor has been authorized to perform a disproportionately large amount of non-audit services by the company's board and/or audit committee.

Vote for audit firm rotation unless the rotation period is so short as to become burdensome, generally less than every five years.

Vote against proposals that increase fees for non-audit services, or maintain those fees at an unreasonably high level (i.e., exceeding fees for audit services). Proposals calling, for a cap on audit fees to be reviewed on a case by case basis.

Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual class exchange offers.

Vote against dual class recapitalization.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators; and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case by case basis shareholder proposals that seek preemptive rights in evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case by case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues Dilution — How much will ownership interest of exisiting shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control — Will the transaction result in a change in control of the company? Debt Restructuring — Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

•  Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

•  Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

•  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

•  Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Vote for plans calling for the expensing of stock options.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to Implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

40l(k) Employee Benefit Plans

Vote for proposals to implement a 401 (k) savings plan for employees.

State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

Social and Environmental Issues

Animal Testing

Voting against animal testing limitations as presently it is necessary for medical research in certain human life issues. Federal law requirements also mandate animal testing for certain medical purposes and could be a necessary part of doing business.

Charitable, Political and PAC Contributions

Voting against the disclosure if the information is already available.

Environmental Related Issues

Voting for proposals that ask for the endorsements of environmental concerns. The Ceres principle proposal is a broad statement of environmental policy that encourages companies to take a pro-active approach in managing their environmental affairs. Other proposals call for management to control the emissions of pollutants.

Drug Pricing

Voting against proposals that ask management to adopt a drug price restraint policy as these are considered a business issue. When these restraints could threaten research and development and therefore are generally not considered being in the best economic interests of the company.

Equal Employment

Voting against proposals that require the reporting on and releasing of govern mentally required statistical information (EEO-1 forms). The government is responsible for overseeing and evaluation companies' efforts based on the reports individual companies are required to submit.

Military Issues

Voting against proposals including issues that involve military contracting, reporting, and foreign weapon sales as these are subject to government control.

Northern Ireland

Reviewing on a case by case basis the particular circumstances a proposed issue has for given company.

South Africa

Voting against implementation of the South African Council of Churches Code of Business Conduct (SACC). The election of a democratic South Africa and the adoption of laws that protect and promote the interests of blacks obviates the need for the SACC Code. The government of South Africa is encouraging capital investment.

Tobacco Marketing

Reviewing on a case by case basis the particular circumstances a proposed issue has for a given company. The regulation of marketing practices are often the responsibility of national or local governments.

PART C

OTHER INFORMATION

Item 23.  Exhibits

1	(a)	Articles of Incorporation of Mutual of America Institutional Funds, Inc.(the "Fund"), dated October 26, 1995 (6)

1	(b)	Articles Supplementary, dated February 20, 1996 (6)

1	(c)	Articles Supplementary, dated April 8, 1996 (6)

1	(d)	Articles Supplementary, dated December 2, 1996 (6)

1	(e)	Articles Supplementary, dated February 24, 1997 (6)

1	(f)	Articles Supplementary, dated April 6, 1999 (5)

1	(g)	Form of Articles Supplementary, dated August 14, 2000 (7)

2		By-Laws of the Fund (6)

2	(a)	Amendment of By-laws, dated November 5, 2006 (14)

4	(a)	Form of Investment Advisory Agreement, as amended effective September 1, 2000, between the Fund and Mutual of America Capital Management Corporation (the "Adviser") (7)

4	(c)	Form of Subadvisory Agreement between the Adviser and Oak Associates, Ltd. (2)

4	(d)	Letter dated June 22, 2005 from the Adviser to Oak Associates (Termination letter) (13)

4	(e)	Letter Agreement signed by the Adviser and Oak Associates dated July 28, 2005 (setting Termination date). (13)

5		Distribution Agreement between the Fund and Mutual of America Securities Corporation, as Distributor ("Securities Corporation") (6)

7	(a)(i)	Custody Agreement between the Fund and The Chase Manhattan Bank (1)

7	(a)(ii)	Amendment No. 1 to the Custody Agreement, dated June 1, 2001 (10)

7	(a)(iii)	Amendment No. 2 to the Custody Agreement, dated March 1, 2003 (10)

8	(a)(i)	Form of Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company (1)

8	(b)	Form of Investment Accounting Agreement between the Fund and the Adviser (3)

8	(c)	Agreement to Pay Operating Expenses between the Fund and the Adviser (9)

9	(a)	Consent and Opinion of General Counsel (5)

9	(b)	Consent and Opinion of General Counsel for Mid-Cap Equity Index and Aggressive Equity Funds (7)

9	(c)	Consent and Opinion of General Counsel for Small Cap Value and Small Cap Growth Funds (14)

10	(a)	Independent Registered Public Accounting Firm's Consent (14)

10	(f)	Power of Attorney of Mr. Kearney (11)

10	(g)	Power of Attorney of Mr. Sharkey (11)

10	(h)	Power of Attorney of Mr. Silber (11)

10	(i)	Power of Attorney of Mr. Waide (11)

10	(j)	Power of Attorney of Mr. Greed (11)

10	(k)	Power of Attorney of Mr. Shmishkiss (11)

10	(l)	Power of Attorney of Mr. Altstadt (2)

16	(a)	Code of Ethics of the Fund (14)

16	(b)	Code of Ethics of Mutual of America Securities Corporation (14)

16	(c)	Code of Ethics of the Adviser (14)

16	(e)	Code of Ethics of Oak Associates, Ltd. (12)

(1)  Included in Pre-Effective Amendment No. 3 filed with the Commission on January 29, 1996

(2)  Included in Pre-Effective Amendment No. 4 filed with the Commission on March 15, 1996

(3)  Included in Post-Effective Amendment No. 2 filed with the Commission on February 28, 1997

(4)  Included in Post-Effective Amendment No. 5 filed with the Commission on February 12, 1999

(5)  Included in Post-Effective Amendment No. 6 filed with the Commission on April 15, 1999

(6)  Included in Post-Effective Amendment No. 7 filed with the Commission on June 4, 1999

(7)  Included in Post-Effective Amendment No. 9 filed with the Commission on June 13, 2000

(8)  Included in Post-Effective Amendment No. 11 filed with the Commission on April 19, 2001

(9)  Included in Post-Effective Amendment No. 12 filed with the Commission on April 23, 2002

(10)  Included in Post-Effective Amendment No. 13 filed with the Commission on April 25, 2003

(11)  Included in Post-Effective Amendment No. 14 filed with the Commission on April 30, 2004

(12)  Included in Post-Effective Amendment No. 15 filed with the Commission on February 28, 2005.

(13)  Included in Post-Effective Amendment No. 17 filed with the Commission on April 28, 2006.

(14)  Included in this Post-Effective Amendment No. 19.

The above exhibits are filed under File No. 33-87874.

Item 24.  Persons Controlled By or Under Common Control with Registrant

The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company. Mutual of America Life Insurance Company is a New York mutual life insurance company, and as such no person has the direct or indirect power to control Mutual of America Life Insurance Company except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life Insurance Company has the right to vote for the election of directors of Mutual of America Life Insurance Company at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life Insurance Company's ownership of its subsidiaries is as follows:

Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

•  Mutual of America Holding Company, Inc., a Delaware corporation, and

•  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns

•  Mutual of America Securities Corporation, a Delaware corporation (the "Distributor"), and

•  Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

Mutual of America Life Insurance Company through its separate accounts, owns substantially all of the shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company whose shares are offered only to those separate accounts for funding variable life insurance and variable annuity products.

Mutual of America Life Insurance Company currently owns a significant amount, but less than a majority, of Registrant's outstanding shares.

Item 25.  Indemnification

Articles of Incorporation of the Fund. The Articles of Incorporation of the Fund provide in substance that no director or officer of the Fund shall be liable to the Fund or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

By-Laws of the Fund. The By-Laws of the Fund provide for the indemnification of present and former officers and directors of the Fund against liability by reason of service to the Fund, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Fund may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Fund is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

Insurance. Coverage for officers and directors of the Adviser, Distributor and the Fund is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by The Hartford Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage is $500,000 for the entity.

By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Fund's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Fund to the extent set forth in the By-Laws.

By-Laws of the Distributor. The By-Laws of Mutual of America Securities Corporation, the principal underwriter and distributor for the fund, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the Distributor are indemnified by the Distributor for their services in connection with the Fund to the extent set forth in the By-Laws.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

Mutual of America Capital Management corporation (the Adviser) is the investment adviser to the Fund and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each director and officer of the Adviser are set forth below.

Name	Positions With Adviser	Principal Occupation During Past Two Years
Manfred Altstadt 320 Park Avenue NY, NY 10022	Director, Chairman of the Board	Senior Executive Vice President, Chief Financial Officer of Mutual of America Life Insurance Company

F. Harlan Batrus 11 Bruce Rd. Manaronek, NY 10543	Director	Retired, Formerly Partner, Lazard Freres & Co.

Theresa A. Bischoff American Red Cross 520 W. 49th St. NY, NY 10019	Director	Chief Executive Officer, Red Cross of Greater New York; prior thereto, President, NYU Hospitals Center

Robert X. Chandler c/o 320 Park Avenue NY, NY 10022	Director	Retired, formerly Director, Development Office, Archdiocese of Boston

Nathaniel A. Davis 17680 Old Meadow Rd McLean, VA 22102	Director	Managing Director, Rannd Advisors; prior thereto,Vice President, Network Engineering Operations, Nextel Communications

Maj. Gen. Robert Ivany, Ret. 2701 Mid Lane Street Houston, TX 77027	Director	President, University of St. Thomas; prior thereto, Major General, U.S. Army Commandant, U.S. Army War College

Christopher Quick Banc of America Specialist, Inc. 14 Wall Street, 21st Floor NY, NY 10005	Director	Chief Executive Officer, Banc of America Specialist, Inc.

James E. Quinn 757 Fifth Avenue NY, NY 10022	Director	President, Tiffany & Co.

Alfred E. Smith, IV St. Vincent's Medical Center 130 West 12th St. #1G NY, NY 10001	Director	Chairman of the Board, Saint Vincent's Catholic Medical Center, and prior thereto, Managing Director, Wagner Stott Bear Specialists, LLC

Amir Lear 320 Park Avenue NY, NY 10022	President and Chief Operating Officer	President and Chief Operating Officer of the Adviser, and prior thereto, Executive Vice President and Chief Operating Officer of the Adviser

Patrick A. Burns 320 Park Avenue NY, NY 10022	Senior Executive Vice President and General Counsel	Senior Executive Vice President and General Counsel of Mutual of America Life Insurance Company

Andrew L. Heiskell 320 Park Avenue NY, NY 10022	Executive Vice President, Director of Fixed Income	Executive Vice President of the Adviser

Name	Positions With Adviser	Principal Occupation During Past Two Years
Thomas Dillman 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President of the Adviser

Stephen Rich 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President of the Adviser

Marguerite Wagner 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President of the Adviser since May 2005; prior thereto Managing Director, Citigroup Asset Management

Gary P. Wetterau 320 Park Avenue NY, NY 10022	Executive Vice President	Executive Vice President since March, 2006, prior thereto, Senior Vice President, of the Adviser

Thomas L. Martin 320 Park Avenue NY, NY 10022	Senior Vice President, Associate General Counsel and Secretary	Senior Vice President and Associate General Counsel, Mutual of America Life Insurance Company

Susan J. Ferber 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Joseph Gaffoglio 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser since August 22, 2005; prior thereto Associate Quantitative Analyst, Prudential Equity Group, L.L.C.

David W. Johnson 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Nancy McAvey 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Beth A. Ripston 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

Paul Travers 320 Park Avenue NY, NY 10022	Senior Vice President	Senior Vice President of the Adviser

James P. Accurso 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser since September 2006, prior thereto, Vice President, Credit Risk Management at Radian Asset Management

Duygu Akyatan 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Theodore Baer 320 Park Avenue NY, NY 10022	Vice President/ Marketing	Vice President of the Adviser

Name	Positions With Adviser	Principal Occupation During Past Two Years
Joseph Bartus 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Susan Dalton 320 Park Avenue NY, NY 10022	Vice President/ Marketing	Vice President of the Adviser

Kevin Frain 320 Park Avenue NY, NY 10022	Vice President, Equities Research	Vice President of the Adviser

Susan E. Greenleaf 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Thomas P. Kelly 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Alexander Kotlyar 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser since 2006, prior thereto, Chief Executive Officer of Zevulon Capital LLC

John Polcari 320 Park Avenue NY, NY 10022	Vice President, Fixed Income Research	Vice President of the Adviser

Jacqueline Sabella 320 Park Avenue NY, NY 10022	Vice President, Fixed Income	Vice President of the Adviser since March 2006, prior thereto, Second Vice President of the Adviser

Patrick Sullivan 320 Park Avenue NY, NY 10022	Vice President	Vice President of the Adviser

Eleanor Innes 320 Park Avenue NY, NY 10022	Second Vice President, Equities Research	Second Vice President of the Adviser

Isabel E. Macalintal 320 Park Avenue NY, NY 10022	Second Vice President, Equities Research	Second Vice President of the Adviser since May 25, 2006, prior thereto, Vice President, KBW Asset Management

Item 27.  Principal Underwriters

(a) Mutual of America Securities Corporation (the "Distributor"), a Delaware corporation, is the principal underwriter and distributor for Fund shares.

(b) The names of the officers and directors of the Distributor, and their positions with the Distributor and the Fund, are as follows:

Name	Positions With Distributor	Position With the Fund
William Conway	President, CEO, Director and Chairman of the Board	—

Name	Positions With Distributor	Position With the Fund
Amir Lear	Senior Vice President and Chief Financial Officer	—

Manfred Altstadt	Senior Executive Vice President, Treasurer and Director	Senior Executive Vice President, Chief Financial Officer and Treasurer

Patrick A. Burns	Senior Executive Vice President and General Counsel	Senior Executive Vice President and General Counsel

Salvatore R. Curiale	Senior Executive Vice President and Director	—

William Rose	Executive Vice President, Marketing and Sales	—

Nicholas Branchina	Senior Vice President and Anti-Money Laundering Compliance Officer

James J. Roth	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer

Thomas L. Martin	Senior Vice President and Associate General Counsel and Secretary	Secretary

Item 28.  Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-3 promulgated thereunder, will be maintained by the Adviser at its offices at 320 Park Avenue, New York, New York 10022 or with its custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

The Fund hereby undertakes, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by applicable law and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of April, 2007.

  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
  (REGISTRANT)

  By:  /s/ MANFRED ALTSTADT

  Title: Senior Executive Vice President,
  Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2007.

Signatures	Title
* /s/ John R. Greed	Director; Chairman, President and Chief Executive Officer (Principal Executive Officer)

* (Kevin M. Kearney)	Director

* (John T. Sharkey)	Director

* (John R. Silber)	Director

* (Stanley Shmishkiss)	Director

* (Patrick J. Waide, Jr.)	Director

/s/ MANFRED ALTSTADT Manfred Altstadt	Senior Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

*By: /s/ MANFRED ALTSTADT Manfred Altstadt Attorney-in-Fact Senior Executive Vice President, Chief Financial Officer and Treasurer

Exhibits Index

Exhibit Number

2	(a)	Amendment of By-Laws, dated November 5, 2006

9	(c)	Consent and Opinion of General Counsel for shares of Small Cap Value and Small Cap Growth Funds

10	(a)	Independent Registered Accounting Firm's Consent

16	(a)	Code of Ethics of the Fund

16	(b)	Code of Ethics of Mutual of America Securities Corporation

16	(c)	Code of Ethics of the Adviser